Exhibit 10.14
-------------

                                 LEASE AGREEMENT

                                     between

                             AIR EAGLE HOLDINGS, LLC
                                   as Landlord

                                       and

                              WORLD AIRWAYS, INC.,
                                    as Tenant

                      Dated:________________________, 2000

                                                  TABLE OF CONTENTS

1.       DEMISED PREMISES ...................................................  4
         ----------------
2.       TERM ...............................................................  4
         ----
3.       RENT ...............................................................  4
         ----
4.       ANNUAL EXPENSE INCREASES ...........................................  5
         ------------------------
5.       ADDITIONAL RENT .................................................... 11
         ---------------
6.       TENANT IMPROVEMENTS ................................................ 11
         -------------------
7.       LANDLORD ACCESS .................................................... 15
         ---------------
8.       QUIET ENJOYMENT .................................................... 15
         ---------------
9.       SERVICES ........................................................... 15
         --------
10.      USE OF DEMISED PREMISES ............................................ 16
         -----------------------
11.      SIGNS .............................................................. 17
         -----
12.      FIXTURES; ELECTRICAL EQUIPMENT ..................................... 18
         ------------------------------
13.      ALTERATIONS; MECHANICS LIENS ....................................... 18
         ----------------------------
14.      REPAIRS BY LANDLORD ................................................ 19
         -------------------
15.      REPAIRS AND MAINTENANCE BY TENANT .................................. 20
         ---------------------------------
16.      INSURANCE; INDEMNITY ............................................... 20
         --------------------
17.      PROPERTY AT TENANT'S RISK .......................................... 22
         -------------------------
18.      DAMAGE ............................................................. 23
         ------
19.      CONDEMNATION ....................................................... 24
         ------------
20.      LAWS AND ORDINANCES ................................................ 24
         -------------------
21.      RULES AND REGULATIONS .............................................. 25
         ---------------------
22.      SURRENDER; HOLDOVER ................................................ 25
         -------------------
23.      EVENTS OF DEFAULT .................................................. 26
         -----------------
24.      LANDLORD'S REMEDIES UPON DEFAULT ................................... 27
         --------------------------------
25.      REMEDIES CUMULATIVE; NO WAIVER ..................................... 30
         ------------------------------
26.      SECURITY DEPOSIT ................................................... 30
         ----------------
27.      LIEN ON PERSONAL PROPERTY .......................................... 30
         -------------------------
28.      ASSIGNMENT; SUBLETTING ............................................. 31
         ----------------------
29.      SUBORDINATION ...................................................... 34
         -------------
30.      MORTGAGEE PROTECTION ............................................... 34
         --------------------
31.      ESTOPPEL CERTIFICATES .............................................. 35
         ---------------------
32.      FINANCIAL STATEMENTS ............................................... 35
         --------------------
33.      UNAVOIDABLE DELAY .................................................. 35
         -----------------
34.      NOTICES ............................................................ 36
         -------
35.      BROKERS ............................................................ 36
         -------
36.      ATTORNEYS' FEES .................................................... 36
         ---------------
37.      WAIVER OF JURY TRIAL; COUNTERCLAIMS ................................ 37
         -----------------------------------
38.      ASSIGNS AND SUCCESSORS; LIMITATION ON LIABILITY .................... 37
         -----------------------------------------------
39.      LANDLORD'S CONSENT OR APPROVAL ..................................... 38
         ------------------------------
40.      HEADINGS; INTERPRETATION ........................................... 38
         ------------------------
41.      SEVERABILITY ....................................................... 38
         ------------
42.      APPLICABLE LAW ..................................................... 39
         --------------
43.      RECORDING .......................................................... 39
         ---------

                                      -ii-

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44.      TIME IS OF THE ESSENCE ............................................. 39
         ----------------------
45.      SURVIVAL OF OBLIGATIONS ............................................ 39
         -----------------------
46.      EXECUTION OF DOCUMENTS ............................................. 39
         ----------------------
47.      ENTIRE AGREEMENT ................................................... 39
         ----------------
48.      OPTION TO RENEW .................................................... 39
         ---------------
49.      HAZARDOUS MATERIALS ................................................ 40
         -------------------
50.      RIGHT OF FIRST NOTICE .............................................. 41
         ---------------------
51.      AMERICANS WITH DISABILITIES ACT .................................... 41
         -------------------------------
52.      AUTHORITY .......................................................... 41
         ---------
53.      TERMINATION OPTION ................................................. 41
         ------------------
54.      SATELLITE LICENSE .................................................. 42
         -----------------
55.      WAIVER OF CLAIMS ................................................... 46
         ----------------

EXHIBIT A   --   DEMISED PREMISES
EXHIBIT B   --   COMMENCEMENT AGREEMENT
EXHIBIT C   --   TENANT IMPROVEMENTS
EXHIBIT D   --   RULES AND REGULATIONS

                                 LEASE AGREEMENT
                                 ---------------

         THIS LEASE AGREEMENT (this "Lease") is made as of the ________ day of __________________________, 2000, by and between AIR EAGLE HOLDINGS, LLC, a
Georgia limited liability company ("Landlord"), and WORLD AIRWAYS, INC., a Delaware corporation ("Tenant").

                              W I T N E S S E T H:

         1. DEMISED PREMISES. For and in consideration of the rent hereinafter
            ----------------
reserved and the mutual covenants hereinafter contained, Landlord does hereby lease and demise unto Tenant, and Tenant does hereby hire, lease and accept from Landlord, the premises (the "Demised Premises" or "Premises") consisting of approximately 44,000 rentable square feet of office space (as measured in accordance with the WDCAR standard method of measurement 1989)) as outlined on the floor plan attached hereto as Exhibit A on the second, third and fourth
                                  ---------
levels of the building (the "Building") known as The HLH Building, located in Peachtree City, Georgia, upon the terms and conditions set forth herein. The land upon which the Building is located and the Building are hereinafter referred to as the "Property." The roof, exterior faces of all perimeter walls and the use of the air space above the Building shall be reserved for Landlord's exclusive use and Tenant shall have no right of access thereto, except for (a) signage, subject to the terms and conditions of Section 11 (Signs), and (b) antennas, satellite dishes or other specialized communications equipment that Tenant may install on the roof, basement or other common areas of the Building after the date hereof, subject to the terms and conditions set forth below, including Section 57 (Satellite License). Any such signs and equipment installed by Tenant or on Tenant's behalf shall remain the responsibility of Tenant with respect to the installation, maintenance and operation of such signs and equipment, and Tenant shall remain liable for all claims and damages arising therefrom. This Lease conveys to Tenant no license, easement or parking privileges except as expressly provided herein.

         2. TERM.
            ----

            (a) Tenant's occupancy of the Demised Premises pursuant to the terms of this Lease (the "Term") shall commence on May 1, 2001(the "Lease Commencement Date") and shall end at 5:00 p.m., local time, on the day before the fifteenth (15th) anniversary of the first (1st) day of the first (1st) full
    ----------------
calendar month during the Term or such earlier date upon which this Lease shall be terminated pursuant to the terms hereof (the "Lease Expiration Date").

         3. RENT.
            ----

            (a)  Tenant shall pay initially an annual base rent ("Annual
Base Rent") of Eight Hundred Eighty Thousand Dollars ($880,000.00) based on Twenty and 00/100 Dollars ($20.00) per rentable square foot, in equal monthly installments ("Monthly Base Rent") of Seventy-Three Thousand Three Hundred Thirty-Three Dollars and Thirty-Three Cents ($73,333.33).

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              (b) Commencing with the first anniversary of the Lease
Commencement Date and on each anniversary of the Lease Commencement Date thereafter during the Term, the Annual Base Rent shall be increased by an amount equal to three percent (3%) of the Annual Base Rent in effect for the immediately preceding Lease Year.

              (c) Rent shall be payable in lawful money of the United States of America to the Landlord or to such other person and at such place as the Landlord may from time to time direct by notice to the Tenant, in advance, without previous notice or demand therefor and without deduction or setoff. Monthly Base Rent shall be due and payable on the first day of each and every month during the Term hereof, except as otherwise provided herein. No payment by Tenant or receipt by Landlord of a lesser amount than the amounts herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or letter accompanying a check for payment of rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or to pursue any other remedy provided in this Lease. Tenant shall pay Landlord upon demand the sum of Fifty Dollars ($50.00) for each of Tenant's checks returned to Landlord not paid for insufficient funds or other reasons not the fault of Landlord, to cover Landlord's costs in handling such returned items, and Tenant shall thereafter, if requested by Landlord, pay all future sums due hereunder to Landlord in the form of certified or cashier's checks or money orders. The foregoing returned check charge represents the parties' reasonable estimate as of the date hereof of the extra expenses that Landlord will incur in processing returned checks, the exact amount of such charges being difficult to ascertain, and such charge shall not be considered interest.

              (d) It is the intent of the parties hereto that the Annual
Base Rent payable under this Lease shall, subject to the provisions of Section 4 hereof defining the Increase, be an absolutely net return to the Landlord and that the Tenant shall pay all costs and expenses relating to the Demised Premises and the business carried on therein, unless otherwise expressly provided in this Lease. Any amount or obligation herein relating to the Demised Premises which is not expressly declared to be that of the Landlord shall be deemed to be an obligation of the Tenant to be performed by Tenant at the Tenant's expense.

              (e) For purposes of this Lease, the term "Lease Year" means a period of twelve (12) full calendar months. The first Lease Year shall commence on the Lease Commencement Date (or on the first day of the first calendar month following the Lease Commencement Date if the Lease Commencement Date is other than the first day of a calendar month) and each succeeding Lease Year shall commence on the anniversary date of the beginning of the first Lease Year.

         4.   ANNUAL EXPENSE INCREASES.
              ------------------------

              (a) Tenant agrees to pay as additional rent to Landlord, for each Adjustment Year (as hereinafter defined), Tenant's Pro Rata Share (as hereinafter defined) of the sum (said sum being hereinafter referred to as the "Increase") of (i) the amount, if any, by which the Annual Operating Costs (as hereinafter defined) exceed the Annual Operating Costs paid in the first Lease Year (the "Base Year") and (ii) the amount, if any, by which the Real Estate Taxes (as hereinafter defined) for the Property exceed the Real Estate Taxes paid in the Base Year. For the purposes of this Lease, "Adjustment Year" shall mean each twelve (12) month period, commencing on an anniversary of the

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first (1st) day of the first (1st) Lease Year and ending on the day preceding the next anniversary of said date, after the Base Year.

              (b) Within one hundred fifty (150) days after the conclusion of each Adjustment Year, Landlord shall furnish to Tenant a statement (each an "Annual Statement") in reasonable detail showing the actual Annual Operating Costs and the Real Estate Taxes for each Adjustment Year. Tenant shall, with the next installment of rent, pay to Landlord the excess of Tenant's Pro Rata Share of the Increase for the Adjustment Year covered by such Annual Statement above the total monthly payments towards such Increase made by Tenant pursuant to
Section 4(c); provided that, if Tenant's monthly payments on account thereof exceed Tenant's Pro Rata Share of the Increase for the Adjustment Year covered by such Annual Statement, Landlord hereby agrees to credit the excess against Monthly Base Rent accruing thereafter (except where the Term has expired, in which case Landlord agrees, after deducting any sums due Landlord hereunder, to pay Tenant the excess within thirty (30) days after preparation of the Annual Statement for such Adjustment Year).

              (c) Commencing on the first day of the first Adjustment Year, Tenant shall pay to Landlord monthly during each Adjustment Year, as additional rent, without notice or demand therefor and without any deduction, abatement or setoff whatsoever, an amount equal to one-twelfth (1/12th) of its Pro Rata Share of the Increase for such Adjustment Year as reasonably estimated by Landlord in writing (each an "Estimation Statement"). Tenant's monthly payment pursuant to this Section 4(c) shall be adjusted for each succeeding Adjustment Year to not less than one-twelfth (1/12th) of the Tenant's Pro Rata Share of the Increase set forth in the most recent Annual Statement.

              (d) If Landlord's estimate of Tenant's Pro Rata Share of the Increase for any Adjustment Year is delivered to Tenant after the commencement of such Adjustment Year, Tenant shall, with the next payment of Monthly Base Rent, (i) make a lump sum payment to Landlord equal to the excess of one-twelfth (1/12th) of the Landlord's estimate of Tenant's Pro Rata Share of the Increase for such Adjustment Year multiplied by the number of months in such Adjustment Year that commenced prior to the receipt of such estimate, over the amount of monthly payments towards Tenant's Pro Rata Share of the Increase for such Adjustment Year theretofore paid by Tenant and (ii) begin paying to Landlord on the first day of each month an amount equal to one-twelfth (1/12th) of Tenant's Pro Rata Share of the Increase as so estimated.

              (e) For the purposes of this Section 4:

                       (i) Failure by the Landlord to timely provide any Annual Statement shall not constitute a waiver by Landlord of its rights to payments due pursuant to this Section. From time to time during each Adjustment Year (but not more than once each Adjustment Year), Landlord may re-estimate the amount of Tenant's Pro Rata Share and/or the Increase and fix monthly installments for the then remaining balance of the Adjustment Year so that Tenant's Pro Rata Share of the Increase will have been entirely paid during the Adjustment Year.

                       (ii) For any applicable Adjustment Year that ends after the Lease Expiration Date, the Increase for such Adjustment Year shall be apportioned on a per diem
                                                                        --- ----
                              basis so that only that portion of the Increase for such Adjustment Year as is attributable to the portion of such Adjustment Year that occurs during the Term shall be payable by Tenant.

                       (iii) Tenant may not claim a readjustment of Tenant's Pro Rata Share or the Increase based on any error of estimation, determination or calculation thereof except by written notice given within six
                              (6) months after receipt of the Estimation
                              Statement or Annual Statement (as the case may be) for the Adjustment Year to which such estimate or calculation relates.

                  (f) The term "Tenant's Pro Rata Share," as used herein, shall mean the number, expressed as a percentage, equal to the rentable square footage of the Demised Premises divided by the total rentable square footage contained in the Building, which, as of the date hereof, is _____________ percent (%).
In the event the gross rentable square footage of the Building is increased or decreased for any reason, the Tenant's pro-rata share shall be adjusted accordingly by Landlord.For purposes of this Section the gross rentable square footage is currently _______, based on the WDCAR standard method of measurement.

                  (g) "Annual Operating Costs," as used herein, shall include all expenses incurred by Landlord in connection with the operation (including, without limitation, supervision, administration and management), maintenance, servicing and/or repair of the Building and/or its appurtenances (including, without limitation, any parking areas in or appurtenant to the Building) and/or the Property, and shall include, by way of illustration but not limitation, the following: all rents, charges and expenses, salaries, wages and employee benefits (including, without limitation, medical, surgical and general welfare benefits, group life insurance, pension payments, payroll taxes, workman's compensation insurance premiums and bond premiums) for agents or employees of Landlord engaged in the full time operation, maintenance, servicing or repair of the Building and/or the Property and/or its appurtenances, license, permit and inspection fees and/or charges, repairs and maintenance, utility and utility distribution charges, water and sewer charges, charges for gas, oil and other fuels, charges for steam, premiums for any casualty, liability, rent and/or other insurance obtained by Landlord or on Landlord's behalf with respect to the Building and/or the Property, security services, char and cleaning services, building and cleaning supplies, uniforms and dry cleaning and laundering for employees who work at or for the Building, window cleaning, snow removal, repair and maintenance of the sidewalks, driveways, roadways (public and private) and grounds, including plantings and ground cover and other improvements and replacements thereto, reasonable accounting and legal fees, fees and expenses incurred by Landlord under any service (including, without limitation, garbage and waste disposal (including recycling costs), elevator service, and plumbing service) or management contracts, the cost for telephone, telegraph, stationery, postage and other materials and supplies used in the operation of the Building and/or the Property, personal property taxes, chillers, air conditioning and ventilation, advertising and promotion expenses, all sales and/or excise taxes imposed on any of the services provided by Landlord, and any other expenses or charges of any nature whatsoever, whether or not herein mentioned, which shall be included in Annual Operating Costs in accordance with generally accepted accounting and management principles with respect to operation of similar office buildings in the Atlanta, Georgia metropolitan area. Annual Operating Costs shall include a management fee equal to five percent (5%) of the gross revenue from the Building and the cost of any capital improvements intended to decrease Annual Operating Costs and any improvements required by Federal, state or local statutes, regulations, rules or orders. Said management fee is included in the Annual Operating Costs for the Base Year. The cost of such capital improvements shall be amortized over the life of the particular asset and to this extent shall be included in Annual Operating Costs. Notwithstanding the foregoing, "Annual Operating Costs," as used herein, shall specifically exclude the following:

                           (i)      costs  and  expenses  incurred  in
completing, fixturing, furnishing, renovating or otherwise improving, decorating or redecorating tenantable space for other tenants of the Building, to the extent such work is not in the common or public areas of the Building or the Property;

                           (ii)     the cost of capital  improvements  (except
to the extent same are intended to decrease Annual Operating Costs or any improvements required by Federal, state or local statutes, regulations, rules or orders);

                           (iii)    interest and amortization on indebtedness
or any costs of financing or refinancing the Building;
tenants for the Building;

                           (v)      income, excess profit,  ranchise taxes
or other such taxes imposed on or measured by the net income of Landlord from the operation of the Building;

                           (vi)     Real Estate Taxes;

                           (vii)    rent for Landlord's on-site management or
leasing office

                           (ix)     advertising and promotional expenses
incurred by Landlord in connection with its leasing of the Building;

                           (x)      attorneys' fees incurred in connection with
specific actions taken against tenants other than Tenant;

                           (xi)     costs of repairs, restoration or
replacements occasioned by (A) fire, windstorm or other casualty of an insurable nature (whether such destruction be total or partial) and paid by insurance obtained by Landlord, (B) the exercise by governmental authorities of the right of eminent domain, whether such taking be total or partial, or (C) the gross negligence or intentional tort, as determined by a court of law, of Landlord;

                           (xii)    costs incurred by Landlord for trustee's
fees, partnership or corporate organizational expenses and accounting fees except accounting fees relating solely to the ownership and operation of the Building;

                           (xiii)   wages and salaries for off-site employees
and employees who work at the Building above the level of property manager;

                           (xiv)    costs or expenses of utilities directly
metered to tenants of the Building and paid separately by such tenants; and

                           (xv)     the cost of art, sculpture and paintings
which are not acquired by Landlord in the ordinary course of its business and located in the Building or on the Property.

Landlord shall use its good faith efforts to effect an equitable proration of bills for services rendered to the Building and to any other property owned by Landlord or an affiliate of Landlord. In the event there exists an irreconcilable conflict as to an expense which is specified to be included in Annual Operating Costs and is also specified to be excluded from Annual Operating Costs within the above list, the exclusions listed above shall prevail and the expenses shall be deemed excluded to the extent of the conflict. Landlord shall not recover more than 100% of the Annual Operating Costs actually incurred by Landlord.

                      (h) The term "Real Estate Taxes" mean all taxes, rates and assessments, general and special, levied or imposed with respect to the Property, including all taxes, rates and assessments, general and special, levied or imposed for schools, public betterment, general or local improvements and operations (including vault rentals) and taxes imposed in connection with any special taxing district and any assessments made by the United States of America, the State of Georgia, Fayette County, or any public corporation, district or other public entity. Notwithstanding the foregoing, "Real Estate Taxes" shall specifically exclude federal, state or local income taxes, and franchise, gift, excise, estate, succession, or inheritance taxes. If the system of real estate taxation shall be altered or varied and any new tax or levy shall be levied or imposed on said Property and/or Landlord in substitution for real estate taxes presently levied or imposed on land, improvements or fixtures in Fayette County, then any such new tax or levy shall be included within the term "Real Estate Taxes." Should any governmental taxing authority acting under any law or regulation, levy, assess, or impose a tax, excise and/or assessment however described (other than an income or franchise tax) upon, against, or account of, or measured by, in whole or in part, the rent expressly reserved hereunder, or upon the rent expressly reserved under the other leases or leasehold interests in the Demised Premises, the Building and/or the Property, as a substitute (in whole or in part) or in addition to any existing real estate taxes on land and buildings or otherwise, such tax or excise on rents shall be included within the term "Real Estate Taxes." Expenses, including, but not limited to, reasonable attorneys' fees, consulting fees, expert witness fees and similar costs, incurred by Landlord in protesting, contesting or disputing, or obtaining or attempting to obtain a reduction of any Real Estate Taxes (or the assessment upon which the Real Estate Taxes are based) shall be added to and included in Real Estate Taxes. Real Estate Taxes which are being contested by Landlord shall nevertheless be included for purposes of the computation of the Increase under this Section 4; provided, however, that, in the event that Tenant shall have paid any amount of increased Rent pursuant to this Section 4 and the Landlord shall thereafter receive a refund of any portion of any

Real Estate Taxes on which such payments shall have been based, Landlord shall credit Tenant's Pro Rata Share of such refund (but in no event shall such credit exceed the amount of such increased Rent theretofore paid by Tenant on account of such Real Estate Taxes) against Rent then due or thereafter accruing. In no event shall Tenant have any right to protest, contest or dispute any imposition of Real Estate Taxes upon the Building, Demised Premises, Property or otherwise. Landlord shall have no obligation to contest, object to or litigate the levying or imposition of any Real Estate Taxes and may settle, compromise, consent to, waive, or otherwise determine in its sole discretion to abandon any contest with respect to, the amount of any Real Estate Taxes without consent or approval of the Tenant.

                  (i) If, under State of Georgia or Fayette County law or regulations, the Tax Assessor is required at any time during the Term to include leasehold (real property) improvements in determining the assessed value of the Building, then to the extent that Tenant makes leasehold improvements (including Tenant's original installation and Tenant's subsequent alterations, additions, substitutions and improvements) which are in excess of the building standards, whether done prior to or after the Lease Commencement Date, Tenant shall pay the Real Estate Taxes attributable to the value of such excess leasehold improvements within thirty (30) days after being billed therefor by Landlord. Except expressly as provided in the preceding sentence, Tenant agrees to pay all taxes and other governmental charges levied on Tenant's trade fixtures, inventories and other personal property placed in or upon the Demised Premises, and all business taxes, rates, duties, levies, assessments and/or license fees imposed in respect of any and every business conducted in, on or from the demised Premises or in respect to the use and occupancy thereof, to the authorities having jurisdiction thereof promptly when the same shall become due and payable, and before the imposition of any fine or penalties. Tenant hereby agrees to provide Landlord with copies of receipts for the payment of all such taxes as aforesaid upon Landlord's request.

                  (j) Tenant shall pay all telephone bills separately metered to The Demised Premises, and any other service or material used by, or provided to, Tenant in connection therewith, when due; provided, however, that Landlord and Tenant acknowledge that Tenant shall not pay for electricity charges separately-metered to the Premises, except to the extent such charges are part of Tenant's Pro Rata Share of Annual Operating Costs, as set forth in Section 4 hereof. If Tenant does not pay the same when due, Landlord may pay the same and the amount of such payment shall be deemed Additional Rent which shall be due upon receipt of Landlord's invoice therefor. No claim for compensation or abatement of Rent shall be made by the Tenant by reason of inconvenience, nuisance, loss of business or discomfort arising from the interruption or cessation of or failure in the supply of any utilities, services or systems serving the Demised Premises or from the repair, renovation or rebuilding of any portion of the Property or basic systems thereof nor shall the same give rise to a claim in Tenant's favor that such interruption, cessation, failure, repair, renovation or rebuilding constitutes actual or constructive, total or partial eviction from the Demised Premises.

                  (k) Tenant shall pay all rental, sales, use, business and other taxes levied or imposed by the State of Georgia, Fayette County or other governmental authority on Tenant or Tenant's real or personal property, such payments to be in addition to all other payments required under the terms of this Lease.

          (l) As used herein, the term "Rent" shall mean the Annual Base Rent and all additional rent, as the same may be adjusted from time to time.

          (m) Landlord shall keep and make available to Tenant at Tenant's request upon reasonable written notice to Landlord, for a period of three (3) months after any Annual Statement required under Section 4(b) is delivered to Tenant, records in reasonable detail of the Real Estate Taxes and the other Annual Operating Costs for the Audit Year covered by such statement. Landlord shall permit Tenant to examine and, at Tenant's expense, to audit records at reasonable times following reasonable notice accompanied by payment in the amount of $1,000.00 to compensate Landlord for the administrative costs incurred by Landlord. Each Annual Statement shall be conclusive and binding upon Tenant unless within ninety (90) days after Landlord's delivery of any such statement Tenant shall notify Landlord that Tenant disputes the correctness of said statement. Pending the determination of any such dispute by agreement or otherwise, Tenant shall pay additional rent in accordance with the applicable Annual Statement, and such payment shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall, within thirty (30) days after such determination, refund to Tenant the amount of Tenant's overpayment of additional rent resulting from compliance with the Annual Statement. If the amount of Tenant's overpayment is more than five percent (5%) of the amount actually due, Landlord shall reimburse Tenant for the reasonable audit costs incurred by Tenant and refund to Tenant the $1,000 audit fee.

       5. ADDITIONAL RENT. Any and all amounts required to be paid by Tenant
          ---------------
hereunder and any and all charges or expenses incurred by Landlord on behalf of Tenant under the terms of this Lease shall be considered Additional Rent payable (except as otherwise expressly set forth herein) in the same manner and upon the same terms and conditions as the Monthly Base Rent reserved hereunder. Any failure on the part of Tenant to pay such Additional Rent when and as the same shall become due shall entitle Landlord to the remedies available to it for nonpayment of Rent.

       6. TENANT IMPROVEMENTS.
          -------------------

          (a)  Landlord's Contribution.
               -----------------------

               (i)  Amount; Application. Landlord will contribute up to
                    -------------------
Twenty-five and 00/100 Dollars ($25.00____ ) per rentable square foot of the Demised Premises ("Landlord's Contribution") to be applied solely to (i) Landlord's costs and expenses of constructing the Tenant Improvements (as defined in Section 6(e)(i)(A)), (ii) the costs and expenses incurred by Tenant in performing Tenant's Work (as defined in Section 6(e)(ii)), plus the costs of Tenant's furniture, fixtures and equipment associated with Tenant's Work, and
(iii) costs and expenses, including architect's and engineering fees, incurred by Tenant or Landlord in connection with (A) the preparation or review of the Initial Space Plans (as defined in Section 6(b)) and Construction Documents (as defined in Section 6(c)), and (B) permits, licenses and approvals required hereunder.

               (ii) Deductions by Landlord. Landlord shall deduct from the
                    ----------------------
Landlord's Contribution the costs and expenses incurred by Landlord in connection with the Tenant Improvements and completion of any punch-list items. Landlord shall pay the applicable amount of the Landlord's Contribution directly to Landlord's contractor, as appropriate, and shall provide Tenant evidence of payment, along with invoices from the contractor as proof of such costs incurred.

               (iii) Payment of Excess by Tenant. Any costs or expenses incurred
                     ---------------------------
or to be incurred by Landlord in excess of the Landlord's Contribution shall be paid by Tenant no later than the thirtieth (30th) day after the date Landlord gives Tenant notice of Landlord's evidence or estimate of such expenses. If, upon completion of the Tenant Improvements and the punch-list items, it is determined that Tenant has paid estimated amounts in excess of the actual amounts incurred by Landlord, then Landlord shall refund to Tenant such excess amounts, and if it is determined that Tenant has paid estimated amounts less than the actual amounts incurred by Landlord, then Tenant shall pay to Landlord the difference between said amounts, within thirty (30) days of written demand therefor.

               (iv)  Payment for Change Orders. All charges and expenses
                     -------------------------
incurred in connection with any change order or changes or modifications to the final Construction Documents which are requested by Tenant (subject to Landlord's prior approval) will be paid by Tenant at the time it executes such change order or when such changes or modifications are made, whichever is earlier. All amounts payable pursuant to this Section 6 by Tenant shall be considered additional rent and are subject to the provisions of the Lease.

               (v)   Disbursements to Tenant. Following completion of the Tenant
                     -----------------------
Improvements and punch-list items, to the extent any of Landlord's Contribution remains following deductions from the Landlord's Contribution by Landlord as set forth in Section 6(a)(ii) above, Landlord shall disburse the Landlord's Contribution to Tenant as set forth in this paragraph. Upon written request of Tenant, Landlord shall, within ten (10) business days after such request, reimburse Tenant for payments made by Tenant on account of Tenant's Work that are properly reimbursable under this Section as part of Landlord's Contribution, to the extent of any remaining portion of Landlord's Contribution, provided (A) such request is accompanied by a copy of the invoice for such expenses; (B) copies of all contracts, bills, vouchers, change orders and other information relating to the expenses for which payment or reimbursement is being sought as may be requested by Landlord have been made available to Landlord by Tenant; (C) receipt by Landlord of a certificate of completion of the work for which payment is being requested from Tenant or from Tenant's contractor; (D) there shall have been no default under the Lease which remains uncured; (E) the work and materials for which payment is requested are free of any security interest, lien or encumbrance fully in accordance with this Lease; and (F) Tenant's contractor is prepared to issue a lien waiver for all work completed by said contractor and for which payment shall have been received. Landlord shall not be required to reimburse Tenant or pay Tenant's contractor for any invoice received after the first (1st) Lease Year.

           (b) Initial Space Plans. Tenant, at its expense (but subject to
               -------------------
Landlord's Contribution as set forth in Section 6(a)), shall cause Tenant's architect to prepare initial space plans showing the partitions, plumbing, mechanical, electrical, telephone and other requirements for the improvements to be made to the Demised Premises (the "Initial Space Plans"). Landlord will meet with and cooperate with Tenant's architect for development of the Initial Space Plans, promptly after execution of this Lease. As soon as reasonably possible after Tenant submits the Initial Space Plans, Landlord shall notify Tenant if the Initial Space Plans fail to meet with Landlord's approval, which approval shall not be unreasonably withheld. Within ten (10) days after Tenant receives any such notice, Tenant shall revise the Initial Space Plans to the extent necessary to obtain Landlord's approval and shall resubmit them for Landlord's approval. After approval by Landlord, which shall be given as soon as reasonably possible, Tenant's Plans shall be marked "Approved," dated, signed by Landlord, marked Exhibit C and
                                                              ---------
attached to and made a part of this Lease.

           (c) Construction Documents. Within twenty (20) days of Tenant's
               ----------------------
receipt of the Initial Space Plans, Tenant, at its expense (but subject to Landlord's Contribution as set forth in Section 6(a)), will cause to be prepared and completed all architectural and engineering drawings and documents necessary to complete construction of the Tenant Improvements and suitable for submission to governmental or quasi-governmental authorities (the "Authorities") to obtain necessary permits, approvals, certificates and/or licenses from the Authorities (the "Construction Documents"). Construction Documents shall include, at a minimum:

               (i)     legends and building information;
               (ii) engineering plans for mechanical, plumbing and electrical systems;
               (iii)   demolition plans;
               (iv)    construction and partition plans;
               (v)     reflected ceiling plan and lighting plan;
               (vi)    telephone and data electric plan;
               (vii) finish plan (showing paint, wallcovering, floor and base finishes);
               (viii)  open office furniture plan;
               (ix)    wall types and door schedule details;
               (x)     HVAC system;
               (xi)    electrical lighting plans;
               (xii)   electrical power plans;
               (xiii)  plumbing plans (including riser diagrams); and
               (xiv) all other necessary construction details and specifications to complete the Tenant Improvements.

Tenant shall select its own architect, subject to Landlord's prior approval, to prepare the Construction Documents. Promptly upon completion of the Construction Documents, Tenant shall submit the Constructions Documents to Landlord for its approval. Landlord will not approve any construction, alterations, or additions requiring unusual expense to re-adapt the Demised Premises to normal office use on lease termination or increasing the cost of insurance or taxes on the Building unless Tenant first gives assurances acceptable to Landlord that such re-adaption will be made prior to such termination without expense to Landlord and makes provisions acceptable to Landlord for payment of such increased cost.

           (d) Permits. Upon Landlord's approval of the Construction Documents,
               -------
Tenant shall submit the Construction Documents to all applicable Authorities in order to obtain all permits, approvals, certificates and/or licenses required by the Authorities to construct and install the Tenant Improvements in the Demised Premises. Tenant agrees to comply with all reasonable terms and conditions of all such governmental permits, licenses and approvals. Copies of all permits, licenses and certificates shall be provided to Landlord as Tenant receives them from the issuing Authority.Any revisions to Construction Documents required by the Authorities shall be made and re-submitted promptly to the appropriate Authorities by Tenant.

          (e)  Construction.
               ------------

               (i)  Landlord's Work/Tenant Improvements. Landlord or its
                    -----------------------------------
designated contractor, at Tenant's expense (but subject to Landlord's Contribution as set forth in Section 6(a)), will construct the Demised Premises in accordance with the Construction Documents (the "Tenant Improvements"). Tenant shall have the right to have its architect or engineer inspect the Tenant Improvements and the construction thereof at any reasonable time in order to confirm that the Tenant Improvements are being constructed in a good, workmanlike manner. Upon completion of the Tenant Improvements, Landlord shall obtain, at Tenant's expense, a certificate of occupancy for the Demised Premises if required by applicable governmental authorities, the cost of which shall be included in the cost of the Tenant Improvements. Landlord is under no obligation to make any alterations, decorations, additions or improvements in or to the Demised Premises except as set forth in this Section 6.

               (ii)  Tenant's Work. Tenant shall not make any alteration,
                     -------------
addition or improvement to the Demised Premises without first obtaining the Landlord's written consent thereto. Tenant, at its sole cost and expense, may install certain equipment and perform improvements to the operations/control center in the Demised Premises during the period of Landlord's construction of the Tenant Improvements, provided (i) Tenant specifically identifies and describes such work in writing to Landlord ("Tenant's Work"), (ii) Tenant and its contractors do not unreasonably interfere with Landlord's contractors in their construction of the Tenant Improvements, and (iii) Tenant complies with the provisions of this Lease regarding alterations and improvements to the Demised Premises. If the Landlord consents to any proposed alterations, additions or improvements, it shall be made at the Tenant's sole expense (and the Tenant shall hold the Landlord harmless from any cost incurred on account thereof), and at such time and in such manner as not unreasonably to interfere with the use and enjoyment of the remainder of the Property by any tenant thereof or other person. Tenant may use Landlord's Contribution for the architects' fees, engineering costs, and costs of construction and permits for Tenant's Work in accordance with the provisions of Sections 6(a)(i) and 6(a)(v).

          (f)  Timely Completion. Landlord and Tenant covenant and agree that
               -----------------
they will fully and faithfully comply with all reasonable response requirements to assure timely completion of the Tenant Improvements, time being of the essence. In the event Landlord or Tenant fails to comply with any of their respective obligations, duties or agreements specified in this Section 6 by the date stated or within the time specified, any delay in completing the Tenant Improvement shall not in any manner affect the Lease Commencement Date.

          (g)  Mechanics' Liens. Tenant shall (a) immediately after it is
               ----------------
filed or claimed, bond or have released any mechanics', materialman's or other lien filed or claimed against any or all of the Demised Premises or the Property by reason of labor or materials provided for Tenant or any of its contractors or subcontractors (including architects) (other than labor or materials provided by the Landlord pursuant to the provisions of Section 6(e)(ii)), or otherwise arising out of the Tenant's use or occupancy of the Demised Premises or any other portion of the Property, and (b) defend, indemnify and hold harmless the Landlord against and from any and all liability, claim of liability or expense (including, by way of example rather than of limitation, that of reasonable attorneys' fees) incurred by the Landlord on account of any such lien or claim.

          (h)  Fixtures. Any and all improvements, repairs, alterations and all
               --------
other property attached to, used in connection with or otherwise installed within the Demised Premises by the Landlord or the Tenant shall, immediately on the completion of their installation, become the Landlord's property without payment therefor by the Landlord, except that any machinery, equipment or fixtures installed by the Tenant and used in the conduct of the Tenant's trade or business (rather than to service the Demised Premises or any of the remainder of the Building or the Property generally) shall remain the Tenant's property.

          (i)  Punch List. Upon completion of the Tenant Improvements by
               ----------
Landlord, as determined by Landlord's construction manager, Tenant's architect shall prepare a preliminary punch list in writing for Landlord and Tenant's review, and Landlord and Tenant shall examine the Tenant Improvements and shall agree on a final "punch list," which shall specify the items of work that require correction, repair or replacement and the approximate schedule for completing such items. Tenant shall approve such punch list in writing within two (2) days of the walk-through. Landlord shall endeavor to complete all punch list items within such agreed upon time schedule, but which may be performed during normal business hours.

          (j)  Possession by Tenant. The taking of possession of the Demised
               --------------------
Premises by Tenant shall constitute an acknowledgment by Tenant that the Demised Premises are in good condition and that all work and materials provided by Landlord are satisfactory, except as to items contained in the punch list prepared as provided in Section 6(i) or latent defects in the Tenant Improvements, provided such defects were not due to defects in the Tenant Plans or the Construction Documents.

       7. LANDLORD ACCESS. Subject to the terms of this Section 7, Landlord and
          ---------------
its agents may enter the Demised Premises at all reasonable hours to exhibit the same to prospective purchasers, mortgagees or tenants, to inspect the premises, to see that Tenant is complying with all its obligations hereunder or to make repairs to the Demised Premises or the Property. Landlord shall (except in the event of any emergency) give Tenant prior notice of such access and, during access, minimize any interference with Tenant's business operations.

       8. QUIET ENJOYMENT. Subject to the terms hereof, Landlord covenants
          ---------------
that, if Tenant pays the Rent and all other charges provided for herein, performs all of its obligations provided for hereunder and observes all of the other provisions hereof, Tenant shall at all times during the Term peaceably and quietly have, hold and enjoy the Demised Premises, without any interruption or disturbance from Landlord.

       9. SERVICES.
          --------

          (a) Except as set forth in this Section 9, Landlord shall be under no obligation to furnish any services or supplies to the Demised Premises or to repair or maintain the Demised Premises. Landlord shall furnish elevator service and water a day, 365 days a year, and lavatory supplies during normal business hours, except during periods of repair and maintenance, and normal and usual cleaning and janitorial service after 5:00 p.m., Mondays through Fridays (exclusive of Federal, State or local legal holidays); provided that Tenant shall leave the Demised Premises in a condition suitable for performance by the Landlord of its janitorial services. Landlord further agrees to furnish (i) reasonably adequate electric current for normal office uses and (ii) heat and air conditioning appropriate to the seasons of the year sufficient to reasonably cool or heat the Demised Premises, other than the Operations Control area, from 6:00 a.m. to 8:00 p.m., Mondays through Fridays, inclusive, and from 9:00 a.m. to 1:00 p.m., Saturdays (said services not being furnished on Sundays or Federal, state or local legal holidays), and for the Operations Control area of the Demised Premises, 24 hours a day, 365 days a year, except during periods of repair and maintenance, all in accordance with the standards of comparable office buildings in the Atlanta, Georgia metropolitan area as determined in Landlord's sole but reasonable judgment. The 24-hour, 7 days per week HVAC service is intended to serve the 24-hour, 7 day per week operations functions of Tenant, expected to be located on the second floor of the Demised Premises. In the event that the location of the operations functions changes to a different part of the Demised Premises in whole or in part, Landlord agrees to make HVAC services available to the necessary operations areas, provided that Tenant shall pay for the costs of any HVAC and electric services delivered to areas as a result of such change in location that are in excess of the costs of such services delivered to the then current Operations Control area, such costs to be calculated at the time of said change in location. If Tenant requires air-conditioning, heat, plumbing, water, electric or other utilities beyond the normal hours of operation set forth herein, Landlord will furnish such at no additional cost to Tenant (except as set forth above), provided Tenant gives Landlord two(2) prior business days notice of the days on which it desires such utilities and the location of the portions of the Demised Premises which require such services. Landlord shall only be required to provide such overtime services to those portions of the Demised Premises as may reasonably be needed by Tenant, as reasonably determined by Landlord. Tenant shall have access to the Demised Premises twenty-four (24) hours per day, seven (7) days per week, 365 days a year, including holidays. Landlord shall install and maintain a card-access or comparable security system for access to the Demised Premises. Notwithstanding the foregoing, Landlord shall not be required to install additional units or systems to service the Demised Premises or Building beyond those that exist at the Building as of the Lease Commencement Date. In the event Landlord and Tenant determine that any such units or systems require such installations beyond what exist as of the Lease Commencement Date, Tenant, with Landlord's prior written consent, may make such installations at Tenant's cost and repair in accordance with the provisions of this Lease, including without limitation, Section 12 (Fixtures; Electrical Equipment) and Section 13 (Alterations; Mechanics Liens) hereof.

          (b) No claim for compensation or abatement of Rent shall be made by the Tenant by reason of inconvenience, nuisance, loss of business or discomfort arising from the interruption or cessation of or failure in the supply of any utilities, services or systems serving the Demised Premises or from the repair, renovation or rebuilding of any portion of the Property or basic systems thereof nor shall the same give rise to a claim in Tenant's favor that such interruption, cessation, failure, repair, renovation or rebuilding constitutes actual or constructive, total or partial eviction from the Demised Premises, unless the same continues in excess of five (5) consecutive days in which case Tenant shall have all rights available to it under law.

     10.  USE OF DEMISED PREMISES. The Demised Premises shall be used and
          -----------------------
occupied by Tenant solely for general office purposes, including a 24-hour operations center and related functions, in accordance with applicable zoning laws and for no other purpose whatsoever. Tenant shall not use the Demised Premises, nor suffer the Demised Premises to be used, for any unlawful purpose or in any unlawful manner or in violation of any valid regulation of any governmental body, or in any manner to (i) create any nuisance or trespass; (ii) for any disruptive, harassing or outrageous conduct or conduct otherwise inconsistent with other similar suburban office buildings; (iii) vitiate any insurance carried by Landlord or on Landlord's behalf; or (iv) alter the classification or increase the rate of any insurance on the Building. Tenant shall not commit waste, overload the floors or structure of the Building, or take any action that would impair or alter parking spaces on the Property. Tenant shall not keep within or about the Demised Premises any dangerous, inflammable, toxic or explosive material, nor shall Tenant use the Demised Premises or the Property, nor suffer the Demised Premises to be used, for the manufacture, storage, treatment or disposal of any hazardous or toxic substance, material or waste as such terms may be defined from time to time under Federal, state or local law, except for customary office supplies and cleaning supplies, which may be stored or used in the Demised Premises provided the storage, use, handling, treatment and disposal thereof complies with all such laws. In the event of any such waste, damage or manner of use by Tenant, immediately upon verbal notice to Tenant at the Demised Premises, Tenant shall take such steps as are reasonably necessary to cease and repair the same, failing which the Landlord shall be entitled to take such steps and the Tenant shall pay to the Landlord, upon demand, the Landlord's cost thereof. In addition, if the use or occupancy of the Demised Premises, the conduct of business in the Demised Premises or any act or omission of the Tenant in the Demised Premised or the Property, causes or results in any increase in premiums for the insurance carried from time to time by the Landlord with respect to the Property, the Tenant shall pay to the Landlord forthwith on demand the Landlord's cost of any increase in premiums. Landlord represents and warrants that Tenant's proposed use of the Demised Presmises will on the date of occupancy and in the future be in compliance with all laws, covenants, conditions and restrictions of record. Tenant shall not permit any objectionable odors or noises to emanate from the Demised Premises. Tenant hereby agrees to defend, indemnify and hold Landlord and the Property harmless from and against any and all costs, damages, expenses, and liabilities (including reasonable attorneys' fees) arising out of or related to any breach of this Section 10.

     11.  SIGNS. No sign, advertisement or notice shall be inscribed, painted,
          -----
affixed or displayed on the windows or exterior walls of the Demised Premises or any public area of the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld, and then in such places, numbers, sizes, color and style as are approved in writing in advance by Landlord and which conform to all applicable laws, regulations, rules and ordinances. Notwithstanding the foregoing, Tenant shall, at all times during the Term, be permitted to locate one (1) sign on the Building provided such sign is approved by Landlord in accordance with the terms of this Section. If any sign, advertisement or notice is exhibited without Landlord's prior written approval, Landlord shall have the right to remove the same and Tenant shall be liable for any and all expenses incurred by Landlord by said removal. Tenant will maintain its permitted sign (if any), decorations, lettering, advertising matter and such other things as may be approved in good condition and repair, and in compliance with all applicable statutes, regulations and rules, at all times. Landlord may prohibit any advertisement of Tenant which in Landlord's opinion tends to impair the reputation of the Building or the Property; upon written notice from Landlord, Tenant shall refrain from and discontinue such advertisement.

     12.  FIXTURES; ELECTRICAL EQUIPMENT.
          ------------------------------

          (c) Tenant shall not place a load upon the floor of the Demised Premises exceeding one hundred (100) pounds per square foot without Landlord's prior written consent (which consent may be withheld or conditioned in Landlord's sole discretion). Business machines, mechanical equipment and materials belonging to Tenant which cause vibration, noise, cold, heat or fumes that may be transmitted to the Building or to any other leased space therein to such a degree as to be objectionable to Landlord or to any other tenant in the Building shall be placed, maintained, isolated, stored and/or vented by Tenant at its sole expense so as to absorb and prevent such vibration, noise, cold, heat or fumes. No freight, furniture or other building matter of any description may be received into the Building or carried in the elevators, except at such times and dates in such manner as are specifically approved by Landlord in writing in advance. Tenant shall be responsible for any and all damage, injury, or claims resulting from moving of Tenant's equipment, furnishings and/or materials into or out of the Demised Premises or from the storage or operation of the same. Any and all damage or injury to the Demised Premises or the Property (or any part thereof) caused by such moving, storage or operation shall be repaired by Tenant, at Tenant's sole cost, to Landlord's reasonable satisfaction.

          (d) Tenant shall have the right to install or operate in the Demised Premises any small electrically operated standard office equipment as is typically used in modern offices. Tenant shall not install or operate in the Demised Premises any "non-standard" equipment without first obtaining the prior consent in writing of Landlord, which consent may, in Landlord's sole discretion, be conditioned on, among other matters, the payment by Tenant of additional rent in compensation for such excess consumption of water and/or electricity as may be occasioned by the operation of said equipment or machinery; nor shall Tenant install any other equipment whatsoever which will or may necessitate any changes, replacements or additions to the water system, plumbing system, heating system, air conditioning system or the electrical system of the Demised Premises or the Building without the prior written consent of Landlord, which consent may be withheld or conditioned in Landlord's sole discretion; provided that, if Landlord shall consent to such installations, all additional utility facilities, changes, replacements or additions necessary to handle facilities, changes, replacements or additions necessary to handle such equipment shall be performed by Landlord at Tenant's expense in accordance with plans and specifications to be approved in writing, in advance, by Landlord.

     13.  ALTERATIONS; MECHANICS LIENS.
          ----------------------------

          (a) Tenant shall have no right to make structural alterations, improvements, installations or modifications to the Demised Premises. Tenant shall make no other alterations, improvements, installations or modifications in or to any part of the Demised Premises without first obtaining Landlord's prior written consent (which consent shall not be unreasonably withheld, but may be conditioned on, among other matters, Tenant's agreement to remove such alterations, improvements, installations or modifications and to restore the Demised Premises). Tenant may make decorative, cosmetic, non-structural changes to the interior of the Premises without Landlord's consent, provided same are not visible from the exterior of the Premises. When granting its consent, Landlord may impose any conditions it reasonably deems appropriate, including, without limitation, the approval of plans and specifications, approval of the contractor or other persons who will perform the work, and the obtaining of specified insurance. If Landlord shall consent to any alterations or changes in or to the Demised Premises, Tenant shall have all such work performed at Tenant's sole expense and shall comply with the requirements to be established by the Landlord. Any additions, improvements, Tenant Improvements, alterations and installations made by Tenant (excepting only office furniture and business equipment) shall become and remain a part of the Building and be and remain Landlord's property at the Lease Expiration Date; provided, however, that Landlord may require Tenant to remove such additions, Tenant Improvements, improvements, alterations or installation and to restore the Demised Premises to their original condition at Tenant's sole cost and expense and if Tenant fails to restore the Demised Premises as required, Landlord may do so at Tenant's expense. Landlord shall, at the time Landlord consents to said additions, Tenant Improvements, improvements, alterations or installation, advise Tenant if such removal will be required. Tenant shall defend, indemnify and hold Landlord and the Property harmless from and against all expenses, liens, claims or damages to either property or person which may or might arise by reason of the making of any such additions, improvements, alterations or installations. If any alteration is made without the prior written consent of Landlord, Landlord may correct or remove the same, and Tenant shall be liable for any and all expenses incurred by Landlord in the performance of this work.

          (b) Any alterations shall be conducted on behalf of Tenant and not on behalf of Landlord and Tenant shall be deemed to be the "owner" and not the "agent" of Landlord. If Landlord shall give its written consent to Tenant's making any alterations, such written consent shall not be deemed to be an agreement or consent by Landlord to subject Landlord's interest in the Demised Premises or the Property to any mechanic's liens which may be filed in respect of any alterations made by or on behalf of Tenant. If any mechanic's or other lien or any notice of intention to file a lien is filed against the Property, or any part thereof, or the Demised Premises, for any work, labor, services or materials claimed to have been performed or furnished for or on behalf of Tenant, Tenant shall initiate appropriate legal proceedings or otherwise cause the same to be canceled and discharged of record by payment, bond or order of a court of competent jurisdiction within five (5) business days after receipt of notice of the filing thereof. Tenant shall promptly inform Landlord upon receipt by Tenant of any notice of the filing of any such mechanics lien(s). If Tenant shall fail to discharge any such lien, Landlord may, upon notice to Tenant, at its option discharge the same, without inquiring into the validity thereof, and treat the cost thereof as Additional Rent payable upon Landlord's demand therefor; it being hereby expressly covenanted and agreed that such discharge by Landlord shall not be deemed to waive, or release, the default of Tenant in not discharging the same.

     14.  REPAIRS BY LANDLORD. Landlord shall have no duty to Tenant to make any
          -------------------
repairs or improvements to the Demised Premises or the Building except for the roof, the exterior walls and window seals of the Building, the foundation of the Building and structural repairs, and repairs to the Building's electrical, water, sewage, heating, ventilation and air conditioning, security, life safety and elevator systems in the common areas of the Property, as may be necessary to keep such items in good condition and repair and for safety and tenantability, and then only if not brought about, in whole or part, by any act or neglect of Tenant, its agents, employees, contractors, invitees, licensees, or others for whom Tenant is legally responsible. Landlord shall not be liable for any damage (including any consequential damages or lost profits) caused to the person or property of Tenant, its agents, employees or invitees, due to the Building or any part or appurtenances thereof being improperly constructed or being or becoming out of repair, or arising from the leaking of gas, water, sewer or steam pipes, or from electricity, or from any other cause whatsoever. Subject to the terms hereof, Landlord has granted Tenant exclusive control of the Demised Premises for the Term hereof and Landlord shall be under no obligation to inspect the Demised Premises. Tenant agrees to report in writing to Landlord, immediately upon Tenant's discovery, any defective condition in or about the Demised Premises known to Tenant which Landlord is required to repair hereunder, and a failure to so report shall make Tenant liable to Landlord for any expense, damage or liability resulting from Tenant's failure to make such report. In repairing or rebuilding the Property or the Demised Premises in accordance with Landlord's repair obligations as set forth in this Lease, the Landlord may, with Tenant's consent, use drawings, designs, plans and specifications other than those used in the original construction.

     15.  REPAIRS AND MAINTENANCE BY TENANT. Except as expressly provided in
          ---------------------------------
Section 14, Tenant shall maintain the Demised Premises and the fixtures therein in good order and repair during the Term at Tenant's sole cost and expense. All injury to the Demised Premises or the Building and all breakage done by Tenant, or Tenant's agents, contractors, directors, employees, invitees, licensees or officers shall be repaired immediately by the Tenant at Tenant's sole expense. In the event that the Tenant shall fail to make any repairs required pursuant to this Section 15, Landlord shall have the right to make such repairs, alterations and replacements, and any charge or cost so incurred by the Landlord shall be paid by Tenant upon demand. Tenant will indemnify and hold Landlord harmless from and against any and all expenses, liens, claims or damages to person or property which may or might arise by reason of the making of any such alterations, installations, changes, replacements, additions or improvements. This provision shall be construed as an additional remedy granted to the Landlord and not in limitation of any other rights and remedies which the Landlord has or may have in said circumstances.

     16.  INSURANCE; INDEMNITY.
          --------------------

          (a) Tenant shall carry and keep in full force and effect at all times during the Term of this Lease for the protection of Landlord and Tenant herein, comprehensive general liability insurance for bodily injury, death and damage to property of others, including tenants legal liability for damage to the Demised Premises and blanket contractual liability, with respect to all business conducted in, at, upon or from the Demised Premises and the use and occupancy thereof and the use of the common areas including the activities, operations and work conducted or performed by the Tenant, by any other person on behalf of the Tenant, by those for whom the Tenant is in law responsible and by any other person on the Demised Premises, with minimum limits of coverage of at least One Million Dollars ($1,000,000.00) for each occurrence for property damage and bodily injury with an annual aggregate of Three Million Dollars ($3,000,000.00), and liability insurance for fire damage to the Demised Premises with minimum limits of coverage of at least One Million Dollars ($1,000,000.00). Notwithstanding the foregoing, Landlord shall have the right to require Tenant to increase the minimum limits of coverage set forth above, from time to time, to the standard limits of coverage required in comparable buildings in the Atlanta, Georgia metropolitan area.

          (b) In addition, Tenant, at Tenant's sole cost and expense, shall obtain and maintain in full force and effect throughout the Term of this Lease, insurance policies providing for the following coverage: (i) all risk and property insurance against fire, theft, vandalism, malicious mischief, leakage and such additional perils as now are or hereafter may be included in a standard extended coverage endorsement from time to time in general use in the Atlanta, Georgia metropolitan area, as well as business interruption coverage, insuring Tenant's improvements in the Demised Premises, merchandise, trade fixtures, furnishings, equipment and all other items of personal property of Tenant located on or in the Demised Premises, in an amount equal to not less than the full replacement value thereof, and (ii) such other insurance as the Landlord may reasonably require having regard to the risks which are customarily insured against by prudent landlords and tenants of similarly leased premises. All proceeds of such insurance, so long as the Lease shall remain in effect, shall be used to repair or replace the items so insured in the Demised Premises or the Building.

          (c) All insurance policies carried by Tenant pursuant to this Section 16, and any other insurance policies carried by Tenant with respect to the Demised Premises, shall (i) be issued in form acceptable to Landlord by good and solvent insurance companies licensed to do business in the State of Georgia and reasonably satisfactory to Landlord; (ii) name Landlord, its mortgagee, its management agent and any other parties in interest, from time to time designated in writing by notice from Landlord to Tenant, as additional named insured; (iii) be written as primary policy coverage and not contributing with or in excess of any coverage which Landlord may carry; (iv) provide for at least thirty (30) days prior written notice to Landlord of any cancellation or material alteration of such policy or any defaults thereunder; (v) contain an express waiver of any right of subrogation by the insurance company against Landlord and Landlord's agents; (vi) contain cross-liability and severability clauses protecting the Landlord in respect of claims by the Tenant or other persons or both as if the Landlord and the Tenant have claims to be indemnified under any such liability insurance; (vii) contain a stipulated value or agreed amount endorsement deleting the co-insurance provisions; (viii) contain an automatic increase in insurance endorsement providing appropriate inflation protection or contain replacement value coverage; (ix) limit deductible amounts to no more than Five Thousand Dollars ($5,000.00), and (x) have such other form and content as Landlord may reasonably require. Neither the issuance of any insurance policy required hereunder, nor the minimum limits or other requirements specified herein with respect to the Tenant's insurance coverage, shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease.

          (d)  Upon execution of this Lease and thereafter not less than thirty
(30) days prior to the expiration dates of each policy providing all or part of the insurance required pursuant to this Section 16, Tenant shall deliver to Landlord and Landlord's mortgagee, as directed by Landlord, certificates of insurance of the policy or policies, and renewals thereof, evidencing Tenant's insurance coverage as required hereunder and evidencing the payment of premiums or accompanied by other evidence satisfactory to Landlord of such payment. In the event that Tenant shall, either upon execution of this Lease or prior to the thirtieth (30th) day before any such insurance coverage herein required to be obtained and maintained by Tenant, fail to do so, then Landlord, in Landlord's sole discretion, may (but shall not be obligated to) obtain such insurance coverage and pay the premiums therefor for a period not exceeding one year in each instance, and the premiums so paid by

Landlord shall be payable by Tenant to Landlord, on presentation of Landlord's invoice therefor, as Additional Rent.

          (e) Tenant hereby releases Landlord and its agents and employees from any and all liability or responsibility to Tenant or any person claiming by, through or under Tenant, by way of subrogation or otherwise, except to the extent of Landlord's obligation to repair pursuant to Section 14 hereof, for the death of or injury to the Tenant or others, or for the loss of or damage to property (including books, records, files, money, securities, negotiable instruments, papers or other valuables) of the Tenant or others, except as a result of Landlord's willful misconduct or gross negligence, or for any indirect or consequential or economic loss, injury or damage (including business losses of damages for personal discomfort or inconvenience) of the Tenant or others arising from or out of any occurrence or situation in, upon, at or relating to the Property and, without limiting the generality of the foregoing, and absent the gross negligence or willful misconduct on the part of Landlord, the Landlord shall not be liable or in any way responsible for any death, injury, loss or damage to persons or property resulting from fire, explosion, falling plaster, escaping steam or gas, electricity, water, rain, flood, snow, ice or leaks from any part of the Property or from the pipes, sprinklers, appliances, plumbing works, roof, windows or subsurface of any floor or ceiling of the Property; or caused by other tenants, occupants or persons in the Demised Premises or other premises in the Property or the public; or caused by operations in the construction of any private, public or quasi-public work; or against which the Tenant is required to insure pursuant to this Lease. Tenant agrees to look to its own fire and hazard insurance policies in the event of damage to Tenant's personal property.

          (f) Except as set forth elsewhere in this Lease, Landlord hereby releases Tenant and its agents and employees from any and all liability or responsibility to Landlord or any person claiming by, through or under Landlord, by way of subrogation or otherwise, except to the extent of Tenant's obligations hereunder, for the death of or injury to the Landlord or others, or for the loss of or damage to property (including books, records, files, money, securities, negotiable instruments, papers or other valuables) of the Landlord or others, except as a result of Tenant's willful misconduct or gross negligence, or for any indirect or consequential or economic loss, injury or damage of the Landlord or others arising from or out of any occurrence or situation in, upon, at or relating to the Property and, without limiting the generality of the foregoing, and absent the gross negligence or willful misconduct on the part of Tenant, the Tenant shall not be liable or in any way responsible for any death, injury, loss or damage to persons or property resulting from fire, explosion, falling plaster, escaping steam or gas, electricity, water, rain, floor, snow, ice or leaks from any part of the Property or from the pipes, sprinklers, appliances, plumbing works, roof, windows or subsurface of any floor or ceiling of the Property; or caused by other tenants occupants or persons in the Premises or other premises in the Property or the public; or caused by operations in the construction of any private, public or quasi-public work; or against which the Landlord is required to insure pursuant to this Lease. Except as set forth elsewhere in this Lease, Landlord agrees to look to its own fire and hazard insurance policies in the event of damage to Landlord's personal property.

          (g) Throughout the Lease Term, Landlord shall maintain standard all risk coverage insurance on the Building, insuring against such perils as are normally insured against by prudent owners of comparable office buildings. Landlord shall also maintain public liability insurance in amounts such as are normally maintained by prudent owners of comparable office buildings. Landlord's insurance policies must contain an express waiver of any right of subrogation by the insurance company against Tenant. Landlord shall furnish to Tenant a certificate of insurance certifying that the insurance coverage required hereby is in force. Any insurance required by the terms of this Lease to be carried by Landlord may be under a blanket policy or policies covering other properties of Landlord and/or its related or affiliated entities.

         17.   PROPERTY AT TENANT'S RISK. All personal property in the Demised
               -------------------------
Premises, of whatever nature, whether owned by Tenant or any other person, shall be and remain at Tenant's sole risk and Landlord shall not assume any liability or be liable for any damage to or loss of such personal property, arising from the bursting, overflowing, or leaking of the roof or of water, sewer, or steam pipes, or from heating or plumbing fixtures or from the handling of electric wires or fixtures or from any other cause whatsoever, unless caused by the negligence of Landlord. Tenant agrees to defend Landlord, and to indemnify and hold the Landlord harmless from and against all costs, expenses (including attorney's fees), liabilities, judgments, awards and damages arising by reason of, or related to, damage to such property, to the extent not caused by the negligence of Landlord.

         18.   DAMAGE. If the Demised Premises shall be damaged by fire or other
               ------
cause, the damage shall be repaired within a reasonable time by and at the expense of Landlord, and if such cause is without the fault or neglect of Tenant, its servants, employees, agents, contractors, invitees or licensees, or other persons for whom Tenant is legally responsible, the damage shall be repaired within a reasonable time by and at the expense of Landlord, and the Annual Base Rent shall abate pro rata until such repairs shall have been made, according to the part of the Demised Premises which is thereby rendered unusable by Tenant; provided, however, that (i) Landlord shall have no obligation to repair, replace or restore Tenant's furniture, fixtures, furnishings or other personal property and (ii) Tenant shall, with all reasonable diligence and at Tenant's sole expense, make all other repairs and do all other items of work which are necessary to return the Demised Premises to the condition existing immediately prior to such damage or destruction and promptly to complete the Demised Premises for use and occupancy by the Tenant. Due allowance shall be made in Landlord's and Tenant's repair obligations for reasonable delay which may arise by reason of any adjustment or settlement of insurance claims by Landlord or Tenant, and for delay on account of "labor troubles" or any other cause beyon0d Landlord's or Tenant's control. Notwithstanding the foregoing, if
(i) the Demised Premises are rendered wholly untenantable by fire or other cause and the Landlord decides not to rebuild the Demised Premises, or (ii) if the Demised Premises are damaged by fire or other casualty and such damage cannot reasonably be repaired within ninety (90) days following such fire or other casualty, or (iii) if the entire Building be so damaged that Landlord shall decide to demolish it or not to rebuild it, and (iv) Landlord notifies the Tenant in writing of the extent of such damage and such decision, in any of such events, the Term shall terminate upon the thirtieth (30th) day after such notice is given as if such date were the Lease Expiration Date set forth herein, and Tenant shall vacate the Demised Premises and surrender the same to Landlord on such date. Notwithstanding the foregoing, in the event a fire or other substantial casualty occurs within the last two (2) years of the initial term of the Lease that causes greater than seventy percent (70%) of the Demised Premises to be rendered wholly untenantable and (x) Landlord estimates that the damage cannot be repaired within one hundred twenty (120) days, or (y) such damage is not ultimately repaired within such one hundred twenty (120) period, then Tenant shall have the right to terminate this Lease upon the thirtieth (30th) day after Tenant provides notice to Landlord of its election to so terminate, and Tenant shall vacate the Demised Premises and surrender the same to Landlord on such date.

Landlord shall have no liability, and shall not be responsible for consequential damages, lost profits or any damage to Tenant's personal property, arising from any such fire or other damage or Landlord's or Tenant's decision to terminate this Lease. No compensation or claim or reduction of rent will be allowed or paid by Landlord by reason of inconvenience, annoyance, or injury to business arising from the necessity of repairing the Demised Premises or any portion of the Building of which they are a part however the necessity may occur.

     19. CONDEMNATION.
         ------------

         (a) If all of the Demised Premises is condemned or taken in any manner for public or quasi-public use (including for all purposes of this Section 19, but not limited to, a conveyance or assignment in lieu of a condemnation or taking), this Lease shall automatically terminate as of the date that Tenant is required to surrender possession of the Demised Premises as a result of such condemnation or other taking. If a part of the Demised Premises so condemned or taken renders the remaining portion untenantable and unusable by Tenant, as determined by Tenant in Tenant's reasonable discretion, this Lease may be terminated by Tenant as of the date Tenant is required to surrender possession of such portion of the Demised Premises, by written notice to Landlord within sixty (60) days following notice to Tenant of the date on which Tenant is required to surrender possession of such portion of the Demised Premises. If a portion of the Building is condemned or taken so as to require, in the opinion of Landlord, a substantial alteration or reconstruction of the remaining portions thereof, this Lease may be terminated by Landlord, as of the date Landlord is required to surrender possession as a result of such condemnation or taking, by written notice to Tenant within sixty (60) days following notice to Landlord as of the date on which possession of the Building (or such part thereof) must be surrendered.

          (b) Landlord shall be entitled to the entire award in any condemnation proceeding or other proceeding for taking for public or quasi-public use, including, without limitation, any award made for the value of the leasehold estate created by this Lease. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award that may be made in such condemnation or other taking, together with any and all rights of Tenant now or hereafter arising in or to same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any separate award made to Tenant specifically for its relocation expenses, the taking of personal property and fixtures belonging to Tenant, or the interruption of or damage to Tenant's business.

          (c) In the event of a partial condemnation or other taking that does not result in a termination of this Lease as to the entire Demised Premises, the Annual Base Rent and Tenant's Pro Rata Share shall be reduced in the proportion that the square footage of the portion of the Demised Premises taken by such condemnation or other taking bears to the square footage contained in the Demised Premises immediately prior to such condemnation or other taking. In the event that this Lease shall be terminated pursuant to this Section 19, the Annual Base Rent shall be adjusted through the date that Tenant is required to surrender possession of the Demised Premises.

          (d) If all or any portion of the Demised Premises is condemned or otherwise taken for public or quasi-public use for a limited period of time, this Lease shall remain in full force and effect and Tenant shall continue to perform all of the terms, conditions and covenants of this Lease; provided, however, that (i) during such limited period, the Annual Base Rent shall be reduced in the proportion that the square footage contained in the Demised Premises immediately prior to such condemnation or other taking is reduced, and
(ii) Tenant shall be entitled to whatever compensation may be payable from the requisitioning authority for the use and occupation of the Demised Premises for the period involved.

     20.  LAWS AND ORDINANCES. The Tenant shall, at its sole expense, promptly
          -------------------
observe and comply with all statutes, laws, bylaws, ordinances, rules, regulations, directives, orders and requirements (including, but not limited to, solid waste recycling requirements), whether or not now existing or within the contemplation of the Landlord or the Tenant, of all governmental, quasi-governmental or regulatory authorities including, without limitation, police, fire, health or environmental authorities or agencies, applicable Insurance Rating Bureau, and of any liability or fire insurance company by which the Landlord or the Tenant may be insured at any time during the Term, which are applicable to the Tenant, the condition, maintenance or operation of the Demised Premises or the leasehold improvements therein or any part thereof, the occupation or use of the Demised Premises or the conduct of any business in, at, upon or from the Demised Premises, or which are applicable to or require the making of repairs, replacements, installations, alterations, additions, changes, substitutions or improvements of or to the Demised Premises or the leasehold improvements therein; subject, however, to the other provisions of this Lease requiring the Landlord's prior approval of leasehold improvements. Tenant hereby agrees to defend, indemnify and save Landlord and the Property harmless from all penalties, claims, and demands resulting from or arising out of breach of this
Section 20 by Tenant, including Landlord's reasonable costs incurred to bring Tenant into compliance with any and all governmental or municipal ordinances, laws, and regulations. Landlord represents and warrants that the Building when completed, and the Demised Premises as delivered to Tenant will be in compliance with all applicable laws, ordinances, rules and regulations of any governmental entity or agency having jurisdiction of the Building or Property, including, but not limited to, any hazardous waste provisions, CFC regulations, or the Americans with Disabilities Act of 1990.

     21.  RULES AND REGULATIONS. Tenant shall at all times, and shall cause
          ---------------------
everyone for whom the Tenant is in law responsible or over whom the Tenant might reasonably be expected to have control (including, but not limited to, Tenant's employees), comply with the rules and regulations promulgated by Landlord, each such rule or regulation to be deemed a covenant of this Lease to be performed and observed by Tenant. Landlord's current rules and regulations are set forth on the attached Exhibit D. Tenant shall also comply with any reasonable measures the Landlord may from time to time introduce to conserve or to reduce consumption of energy.

     22.  SURRENDER; HOLDOVER.
          -------------------

          (a) Upon the expiration or sooner termination of the Term of this Lease, Tenant shall quit and surrender to Landlord the Demised Premises and all keys, locks and other fixtures connected therewith (except only office furniture and business equipment) in good order and condition, as the same is now or shall be on the Lease Commencement Date or after Landlord's approved alterations have been installed (and subject to the provisions of Section 13, ordinary wear and tear excepted), and shall inform Landlord of all combinations of locks, safes and vaults, if any, in the Demised Premises. Subject to the provisions of Sections 13 and 27 hereof, Tenant, at Tenant's sole expense, shall promptly remove all personal property of Tenant, repair all damage to the Demised Premises caused by such removal and restore the Demised Premises to the condition which existed prior to the installation of the property so removed. Any personal property of Tenant not removed within ten (10) days following the expiration or earlier termination of the Lease shall be deemed to have been abandoned by Tenant and to have become the property of Landlord, and may be retained or disposed of by Landlord, as Landlord shall desire, in accordance with applicable law.

          (b) If Tenant shall not immediately surrender the Demised Premises on the Lease Expiration Date, then Tenant shall, by virtue of this Lease, become a month-to-month tenant at one and one-half (1 1/2) times the Rent in effect prior to the expiration of the Term, commencing said monthly tenancy with the first day next after the Lease Expiration Date; and Tenant, as a monthly Tenant, shall be subject to all of the other terms, conditions and covenants of this Lease as though the same had originally been a monthly tenancy. In such event, each party hereto shall give to the other at least thirty (30) days' written notice to quit the Demised Premises, except in the event of non-payment of Rent when due, or of the breach of any other covenant by the said Tenant, in which event TENANT SHALL NOT BE ENTITLED TO ANY NOTICE TO QUIT, THE USUAL THIRTY (30) DAYS' NOTICE TO QUIT BEING HEREBY EXPRESSLY WAIVED. In the event that Tenant shall hold over after the Lease Expiration Date and Landlord shall desire to regain possession of the Demised Premises promptly following the Lease Expiration Date, then Landlord may, at Landlord's election, re-enter and take possession of the Demised Premises forthwith, by any legal action or process in force in the State of Georgia, TENANT HEREBY WAIVING ANY NOTICE TO QUIT; provided, however, that
(i) Tenant shall pay Landlord a fair rental value (but not as rent) equal to one and one-half (1 1/2) times the Monthly Base Rent plus all Additional Rent payable for the last month of the Term, for each month or portion thereof that Tenant remains in possession following the Lease Expiration Date, and (ii) Tenant shall indemnify Landlord against any and all claims, losses and liabilities for damages resulting from failure to surrender possession, including, without limitation, any claims made by any succeeding tenant.

     23.  EVENTS OF DEFAULT. The occurrence of any of the following shall be
          -----------------
deemed to be an "Event of Default" under this Lease:

          (a) if Tenant shall default in the payment of any installment of Rent to be paid by Tenant hereunder and such default shall continue for a period of five (5) days after the date when the same shall become due and payable (the "Grace Period"), although no demand shall have been made for the same (such overdue monetary obligations of Tenant shall bear interest at the rate of fifteen percent (15%) per annum (but in no event greater than the highest non-usurious rate permitted under the laws of the State of Georgia) from the due date until paid in full, and such interest shall constitute Additional Rent hereunder due and payable with the installment of Monthly Base Rent next due); provided, however, that the first two (2) times in each Lease Year that Tenant fails to pay any installment of Monthly Base Rent under this Lease within the Grace Period, such nonpayment shall not be deemed an Event of Default unless and until it remains unpaid after the fifth (5th) day after Landlord's written demand therefor;

          (b) if Tenant shall default in performing any of the covenants, terms or provisions of this Lease (other than the payment, when due, of any of Tenant's monetary obligations hereunder, or the surrender of the Demised Premises upon the expiration of the Term), or any of the Rules and Regulations now or hereafter established by Landlord to govern the operation of the Building, and Tenant fails to cure such default within thirty (30) days after written notice thereof from Landlord; provided, however, if such default is curable but cannot reasonably be cured within such thirty (30) day period, Landlord shall grant in writing a reasonable extension of such cure period, but not more than sixty (60) days, unless Tenant has promptly commenced and is diligently pursuing such cure;

          (c) if Tenant shall fail to pay rent and abandon the Demised Premises, vacate the Demised Premises for more than ten (10) days or fail to operate its business as required hereunder, without Landlord's prior written consent to such abandonment, vacating or failure to operate, which consent shall not be unreasonably withheld;

          (d) if any steps are taken or any action or proceedings are instituted by the Tenant or by any other party including, without Limitation, any court or governmental body of competent jurisdiction for the dissolution, winding up or liquidation of the Tenant or the assets thereof;

          (e) if Tenant shall become insolvent, make an assignment for the benefit of creditors, or file, be the subject of, or acquiesce in a petition filed in any court in the nature of a bankruptcy, reorganization, composition, extension, arrangement or insolvency proceeding (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days);

          (f) if any seizure, execution, attachment or similar process is issued against Tenant or Tenant's assets or any encumbrancer takes any action or proceeding whereby any of the improvements, fixtures, furniture, equipment or inventory in or relating to the Demised Premises or any portion thereof or the interest of the Tenant therein or in this Lease or any business conducted in or from the Demised Premises shall be taken or attempted to be taken;

          (g) if a receiver, manager, custodian or any party having similar powers is appointed for all or a portion of the property or business of the Tenant, or any assignee, subtenant, concessionaire, licensee or occupant of the Demised Premises;

          (h) if Tenant makes the sale in bulk of any of its assets other than a sale in bulk to a permitted Transferee pursuant to a permitted Transfer under this Lease (as such terms are hereinafter defined);

          (i) if any insurance policy on the Property or any part thereof is canceled or is threatened by the insurer to be canceled, or the coverage thereunder reduced in any way by the insurer and the Tenant has failed to remedy the condition giving rise to such cancellation, threatened cancellation or reduction of coverage within five (5) business days after notice thereof from the Landlord;

          (j) if the Tenant purports to make a Transfer other than in compliance with the provisions of this Lease; or

          (k) the occurrence of any event which, pursuant to the other terms of this Lease entitles Landlord to terminate this Lease other than as a result of a casualty or condemnation as set forth in Sections 18 and 19 hereof.

     24.  LANDLORD'S REMEDIES UPON DEFAULT. Upon the occurrence of any Event of
          --------------------------------
Default, Landlord, at its option may pursue any one or more of the following remedies without any notice or demand whatsoever:

          (a) Landlord, at its option, may at once, or any time thereafter terminate this Lease by written notice to Tenant, whereupon this Lease shall end concurrently with the receipt by Tenant of such notice, TENANT HEREBY EXPRESSLY WAIVING ANY NOTICE TO QUIT PROVIDED BY CURRENT OR FUTURE LAW. Upon such termination by Landlord, Tenant will at once surrender possession of the Demised Premises to Landlord and remove all of Tenant's effects therefrom, and Landlord may forthwith re-enter the Demised Premises and repossess it, and remove all persons and effects therefrom, without being guilty of trespass, forcible entry, detainer or other tort. Notwithstanding any termination of this Lease pursuant to this Section 24(a), Tenant shall remain liable for the Rent as hereinafter provided.

          (b) Landlord may, without terminating this Lease, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, without being liable for prosecution or any claim for damages therefor, and, if Landlord so elects, make such alterations and repairs, as, in Landlord's sole judgment, may be necessary to relet the Demised Premises, and relet such space or any part thereof, on Tenant's behalf, for such rent and for such period of time and subject to such terms and conditions as Landlord may deem advisable and receive the rent therefor. Upon each such reletting, all rent received by Landlord from such reletting shall be applied first to the payment of any loss or reasonable expense of such reletting, including reasonable brokerage fees, reasonable attorneys' fees and the cost of such reasonable alterations and repairs; second, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord, including interest thereon; third, to the payment of Rent due and unpaid hereunder, together with interest thereon as herein provided; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. Tenant agrees to pay to Landlord, on demand, any deficiency that may arise by reason of such reletting. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such prior default. Landlord shall in no event be liable in any way whatsoever for its failure or refusal to relet the Demised Premises or any part thereof, or, in the event that the Demised Premises are relet, for its failure to collect the rent under such reletting, and no such refusal or failure to relet or failure to collect rent shall release or affect Tenant's liability for damages or otherwise under this Lease. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease.

          (c) In the event Landlord terminates this Lease in accordance with the provisions of this Section 24, Landlord may, in addition to any other remedy it may have, recover from Tenant all damages and reasonable expenses Landlord may suffer or incur by reason of Tenant's default hereunder, including, without limitation, the cost of recovering the Demised Premises, reasonable attorneys' fees and either (i) the worth at the time of such termination of the excess if any, of the amount of Rent and charges equivalent to the Rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Demised Premises for the remainder of the stated term, or
(ii) the excess of the Rent reserved hereunder above the amount of rent collected upon reletting the Demised Premises, all of which sums shall become immediately due and payable by Tenant to Landlord upon demand.

          (d) In the event that the Rent agreed to be paid, including all other sums of money which under the provisions hereof are declared to be Rent, shall be in arrears in whole or in part for ten (10) or more days, Landlord may, at its option, declare the tenancy hereunder converted into a tenancy from month-to-month, and upon giving written notice of Tenant of the exercise of such option, Landlord shall forthwith be entitled to all provisions of law relating to the summary eviction of monthly tenants in default.

          (e) Landlord may, but shall not be obligated to, cure, without notice (unless expressly provided herein to the contrary), any default(s) by Tenant under this Lease, and Tenant shall pay to Landlord, as Additional Rent, upon presentation of Landlord's invoice therefor, all costs and expenses incurred by Landlord in curing such default(s), including, without limitation, court costs and reasonable attorneys' fees and disbursements in connection therewith, together with interest on the amount of costs and expenses so incurred at the rate specified in Section 24(a) hereof; provided, that Landlord shall not be liable to Tenant for any loss, injury or damage caused by acts of the Landlord in remedying or attempting to remedy any such default. Tenant shall, in addition, pay to Landlord upon presentation of Landlord's invoice therefor, such expenses (regardless of whether or not suit is filed) as Landlord may incur (including, without limitation, court costs and reasonable attorneys' fees and disbursements) in enforcing the performance of any obligation of Tenant under this Lease.

          (f) If Tenant fails to pay any monthly installment of Rent or other sums payable hereunder within five (5) days of the date when any such payment is due, for three (3) consecutive months or three (3) times in any consecutive six
(6) month period, Landlord shall, in addition to any other remedy provided herein, have the following options: (i) declare the Monthly Base Rent reserved for the next succeeding six (6) months (or such lesser period as Landlord deems appropriate) immediately due and payable; or (ii) require Tenant to deposit with Landlord a Security Deposit in an amount not to exceed six (6) months' Monthly Base Rent, in which event Landlord shall provide Tenant, upon Tenant's request, a written receipt for such deposit.

          (g) For each payment of Rent (or portion thereof) which is not paid within five (5) business days after the due date thereof, Tenant shall pay a late charge equal to the greater of (i) $100.00 or (ii) one percent (1%) of such installment of Rent (or portion thereof). It is hereby acknowledged by Landlord and Tenant that this charge represents the parties' reasonable estimate as of the date hereof of the extra expenses that Landlord will incur in processing delinquent payments of Rent, the exact amount of such charges being difficult to ascertain, and such late charge shall not be considered interest. Payment of the foregoing late charge shall not be deemed to excuse the untimely payment of Rent by Tenant.

          (h) Tenant hereby appoints the person in charge of the Demised Premises at the time as its agent to receive service of all dispossessory or restraint proceedings and notices thereunder and under this Lease, and if no person is then in charge of the Demised Premises, such service or notice may be made by attaching the same to the main entrance of the Demised Premises, provided that a copy of any such proceedings or notices shall be mailed to Tenant in the manner set forth in Section 35 hereof.

          (i) Any suit brought to collect the amount of any deficiency in Rent for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord may, in Landlord's sole discretion, choose to defer collection of such amounts until the date upon which the Term expires or would have expired but for such sooner termination, and Tenant hereby agrees that in such event Landlord's cause of action shall be deemed to have accrued as of the date upon which the Term expires or would have expired but for such sooner termination. as the case may be.

     25.  REMEDIES CUMULATIVE; NO WAIVER. All rights and remedies given herein
          ------------------------------
and/or by law or in equity to Landlord are separate, distinct and cumulative, and no one of them, whether exercised by Landlord or not, shall be deemed to be in exclusion of any others. In the event of any breach or threatened breach by Tenant or any of the covenants or provisions of this lease, Landlord shall, without limitation, have the right of injunction. No pursuit of any remedy by Landlord shall constitute a forfeiture or waiver of any Rent due to Landlord hereunder or of any damages accruing to Landlord by reason of Tenant's violation of any of the covenants and provisions of this Lease. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof, unless such waiver shall be given in writing and signed by Landlord.

     26.  SECURITY DEPOSIT. No later than January 4, 2001, Tenant shall pay into
          ----------------
an escrow account established by Landlord a security deposit (the "Security Deposit") in the amount of One Million Dollars ($1,000,000.00) to be held as the Security Deposit to secure the performance by Tenant of Tenant's covenants and obligations hereunder. The Security Deposit shall not be considered an advance payment of Rent. In no event shall the Security Deposit constitute a measure of Landlord's damage in case of default by Tenant. It is agreed that Landlord may, during the continuance of any Event of Default and in Landlord's sole discretion, apply the Security Deposit or any part thereof towards the payment of the Rent and all other sums payable by Tenant under this Lease, and toward the performance of each and every one of Tenant's covenants under this Lease; provided, however, (i) Tenant shall remain liable for any amounts that said Security Deposit shall be insufficient to pay; (ii) Landlord may exhaust any or all rights and remedies against Tenant before resorting to said Security Deposit, but nothing herein contained shall require or be deemed to require Landlord to do so; and (iii) upon application of all or part of said Security Deposit by Landlord, Tenant shall be obligated to promptly deposit with Landlord the amount necessary to restore the Security Deposit to the amount held by Landlord immediately prior to such advance by Landlord. Any balance of the Security Deposit remaining after the full and complete satisfaction of Tenant's obligations to Landlord shall be returned by Landlord to Tenant, with interest at the rate set forth in the escrow agreement, within forty-five (45) days after the Lease Expiration Date. Tenant agrees that in the event of the sale of the Property or any portion thereof containing the Demised Premises, by foreclosure or deed in lieu thereof, the purchaser at such sale shall only be responsible for return of the Security Deposit to the extent that such purchaser actually receives such Security Deposit. Notwithstanding the foregoing, in the event of the sale or transfer of Landlord's interest in the Building or this Lease, Landlord shall have the right to transfer the Security Deposit to the purchaser or transferee, in which event Tenant shall look only to the new landlord for the return of the Security Deposit and Landlord shall thereupon be released from all liability to Tenant for the return of such Security Deposit.

     27.  LIEN ON PERSONAL PROPERTY. In consideration of the mutual benefits
          -------------------------
arising under this Lease, Tenant hereby grants to Landlord a security interest, to secure payment of all sums due under this Lease, upon all goods, wares, equipment, fixtures, furniture and other personal property of Tenant situate in or upon the Demised Premises, together with the proceeds from the sale or lease thereof; provided, however, that Landlord hereby agrees to subordinate its lien to the lien of any bona fide purchase money financing from the vendor of such equipment, fixtures, furniture and other personal property or from a bank or other reputable financial institution providing financing to Tenant secured by such property. Such property shall not be removed without the prior written consent of Landlord (which consent may be withheld or conditioned in Landlord's sole discretion) until all arrearages in sums payable to Landlord hereunder have been paid and discharged. Upon the occurrence of any Event of Default, Landlord may, in addition to any other remedies provided herein or by law, enter the Demised Premises and take possession of any and all goods, wares, equipment, fixtures, furniture and other personal property of Tenant situated on the Demised Premises without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any such sale. Unless otherwise required by law, notice to Tenant of such sale shall be deemed sufficient if given in the manner prescribed in this Lease at least ten (10) days before the time of sale. Any public sale made under this Section 27 shall be deemed to have been conducted in a commercially reasonable manner if held in the Demised Premises or the Building, after the time, place and method of sale and a general description of the type or types of property to be sold have been advertised in a daily newspaper published in Fayette County for five (5) consecutive days before the date of sale. Landlord or its assigns may purchase such personal property at a public sale and, unless prohibited by law, at a private sale. The proceeds from any disposition pursuant to this Section 27, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted herein. Any surplus shall be paid to Tenant or as otherwise required by law. Tenant shall pay any deficiencies upon demand. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code as enacted in the State of Georgia. Any statutory lien for rent provided by the laws of the State of Georgia is expressly reserved, with the security interest granted herein being in addition and supplementary thereto. Notwithstanding any provision of this Lease or any provision of applicable legislation, none of the goods and chattels of Tenant on the Demised Premises at any time during the Term shall be exempt from levy by distress for Rent in arrears, and Tenant waives any such exemption. If Landlord makes any claim against the goods and chattels of Tenant by way of distress, this provision may be pleaded as an estoppel against the Tenant in any action brought to test the right of Landlord to levy such distress.

         28.      ASSIGNMENT; SUBLETTING.
                  ----------------------

                  (a) Tenant will not assign, transfer, mortgage, pledge, hypothecate or otherwise encumber this Lease, or sublet or rent or permit the occupancy or use by any third party (including, without limitation, any licensee, concessionaire or franchisee or any person other than Tenant), of the Demised Premises or any part thereof, whether effectuated by operation of law or by transfer of any interest in Tenant or otherwise, (each of the foregoing hereinafter referred to as "Transfer"), without Tenant first requesting and obtaining the prior written consent of Landlord (such request to consent to be provided at least thirty (30) days prior to the proposed Transfer), which consent may be withheld in Landlord's sole, absolute and subjective discretion. Notwithstanding the foregoing, if Tenant requests Landlord's consent to a proposed assignment or subletting, such consent may not be unreasonably withheld by Landlord, provided the other terms regarding assignments and sublettings, as set forth herein, are satisfied. Any request for consent of the Landlord to any Transfer shall be in writing accompanied by full particulars of the proposed Transfer with copies of all documents relating thereto, full particulars of the identity, responsibility, reputation, financial standing and business of the Transferee (as hereinafter defined) together with all further information relating to the proposed Transfer which is relevant. In addition, the Tenant shall promptly furnish such further information which the Landlord may request. Any permitted Transfer shall be only for the use permitted pursuant to Section 10 hereof.

                  (b) If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale, the issuance or transfer of any voting capital stock of Tenant or of any corporate entity which directly or indirectly controls Tenant (unless Tenant is a corporation whose stock is traded on the New York Stock Exchange, NASDAQ or the American Stock Exchange) which shall result in a change in the voting control of Tenant or the corporate entity which controls Tenant shall be deemed to be a Transfer of this Lease within the meaning of this Section 28. If Tenant is a partnership or an unincorporated association, the withdrawal or change, whether voluntary, involuntary or by operation of law, of partners owning a controlling interest in the Tenant, or the sale, issuance or transfer of a majority interest therein, or the transfer of a majority interest in or a change in the voting control of any partnership or unincorporated association or corporation which directly or indirectly controls Tenant, or the transfer of any portion or all of any general partnership or managing partnership interest, shall be deemed to be a Transfer of this Lease within the meaning of this Section 28. The Tenant shall make available to the Landlord, or its representatives, all books and records of the Tenant for inspection at all reasonable times to ascertain to the extent possible whether there has been any such change of control.

                  (c) Any attempted Transfer without Landlord's consent shall be null and void and shall confer no rights upon the purported assignee, transferee, mortgagee or sublessee (each of the foregoing hereinafter referred to as a "Transferee"), and, at the option of Landlord, shall terminate this Lease; provided, however, that in the event of such termination, Tenant shall remain liable for all Rent and other sums due or to become due under this Lease through the scheduled Lease Expiration Date set forth herein and all damages suffered by Landlord on account of such breach by Tenant. Neither the consent by Landlord to any Transfer, nor the collection or acceptance of rent from any Transferee, shall constitute a waiver or release of Tenant from any covenant or obligation contained in this Lease or Tenant's liability under any such covenant or obligation, nor shall any such Transfer be construed to relieve Tenant from obtaining the consent in writing of Landlord to any further Transfer. In the event Landlord consents to a Transfer, (i) Tenant shall enter into and effect such Transfer only upon terms consistent with the request for consent, the information furnished in connection with such request, and any conditions to its consent imposed by the Landlord, (ii) the Tenant shall enter into and cause the Transferee to enter into, at least five
(5) business days prior to the proposed effective date of such Transfer, all agreements prepared by the Landlord or its attorneys as may be appropriate to implement any change to this Lease required by such Transfer and to satisfy any of the conditions to its consent imposed by the Landlord, (iii) Tenant shall pay to Landlord a fee to cover accounting costs, plus any reasonable legal fees incurred by Landlord as a result of the Transfer, and (iv) Tenant shall pay to Landlord fifty percent (50%) of all rent, additional rent, and any other monies, property, and consideration paid or payable to Tenant by the Transferee in excess of the fixed rent and additional rent due under this Lease applicable to the transferred premises, less the reasonable cost of any extra improvements installed by Tenant or on Tenant's behalf at its expense in the Premises subject to such assignment or sublease for the specific assignee or subtenant in question (which alterations shall be made in compliance with the terms of this Lease) and reasonable leasing commissions and attorneys' fees paid by Tenant in connection with such assignment or sublease, without deduction for carrying costs due to vacancy or otherwise. Such costs of additional improvements, leasing commissions and attorneys' fees shall be amortized without interest over the term of such assignment or sublease, and reasonably satisfactory evidence thereof must be submitted to Landlord prior to their deduction. Landlord may require an additional security deposit from the Transferee as a condition of its consent. Tenant hereby assigns to Landlord the rent due from each Transferee, and, in the event Landlord notifies Tenant in writing that Landlord requires any Transferee to pay rent directly to Landlord, Tenant hereby authorizes each such Transferee to pay said rent directly to Landlord.

                  (d) Tenant shall not print, publish, post, mail, display or broadcast any notice or advertisement with respect to the assignment of this Lease, the subletting of the Demised Premises in whole or in part, the sale of the business conducted thereon, or any other Transfer, nor permit any broker or other person to do any of the foregoing, unless the complete text and format of any such notice or advertisement is first approved in writing by Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Without in any way restricting or limiting Landlord's right to disapprove of any text or format as on other grounds, the text or format proposed by Tenant and submitted to Landlord shall not contain any reference to the Rent payable under this Lease.

                  (e) Notwithstanding any provision of this Lease to the contrary, in the event Tenant shall, with or without the consent of Landlord, assign this Lease or sublet in excess of sixty percent (60%) of the Demised Premises in the Building, any and all renewal rights and options granted herein shall be null and void and of no further force or effect, it being understood that any and all of such rights are personal to Tenant (and not to any Transferee) and are not appurtenant to the Demised Premises or this Lease.


                  (f) Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it will be reasonable for Landlord to withhold its consent in any of the following instances: (i) in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms;

(ii) in Landlord's reasonable judgment, the character or reputation or proposed use of the Premises by the proposed subtenant or assignee is inconsistent with the quality of other tenancies in the Building; (iii) Landlord has received from any prior lessor to the proposed assignee or subtenant a negative report concerning such prior lessor's experience with the proposed assignee or subtenant; (iv) Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant; (v) the proposed assignment or sublease will create a vacancy elsewhere in the Building; (vi) the proposed assignee or subtenant is a person with whom Landlord is actively negotiating to lease space in the Building; or (vii) Tenant is in material or monetary default of any obligation of Tenant under this Lease, or Tenant has been in monetary default under this Lease on three (3) or more occasions during the previous twelve (12) months preceding the date that Tenant requests consent.

          (g) Notwithstanding anything contained in this Section 28 to the contrary, Landlord shall not withhold its consent to a proposed assignment or subletting of all or any portion of the Premises to any "Affiliate" of Tenant, provided the financial condition, net worth and credit worthiness of the proposed assignee or sublessee meets the credit standards applied by Landlord for other tenants under leases with comparable terms and is equal to or better than Tenant's financial condition, reputation and net worth, as it exists on the date of this Lease, and such Affiliate is of comparable quality with comparable use of Premises as other tenants of the Building, does not adversely affect the Building, and expressly assumes in writing, prior to the effective date of such assignment, all obligations of Tenant hereunder. The term "Affiliate" shall mean
(i) any entity which controls Tenant or is controlled by Tenant or is under common control with Tenant, (ii) any person or entity to whom all or substantially all of the assets of Tenant are conveyed, or (iii) any successor to Tenant by merger, consolidation or other operation of law. Tenant shall give Landlord written notice of any such proposed assignment or subletting at least thirty (30) days prior to the proposed effective date of such assignment or subletting.

     29.  SUBORDINATION.
          -------------

          (a) This Lease shall be subject and subordinated at all times to all ground or underlying leases which may hereafter be executed affecting the Property, and the lien of all mortgages and deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the Property, on or against Landlord's interest or estate therein, and on or against all such ground or underlying leases, all without the necessity of having further instruments executed on the part of Tenant to effectuate such subordination; provided, however, Tenant shall, within five (5) business days of Landlord's request therefor, execute and deliver any documents or instruments that may be required by any lender or ground lessor to effectuate any subordination.

               (b) Notwithstanding the foregoing, any beneficiary under any mortgage or deed of trust may at any time subordinate its deed of trust to this Lease in whole or in part, without any need to obtain Tenant's consent, by execution of a written document subordinating such deed of trust to the Lease to the extent set forth in such document and thereupon the Lease shall be deemed prior to such deed of trust to the extent set forth in such document without regard to their respective dates of execution, delivery and/or recording. In that event, to the extent set forth in such document, such deed of trust shall have the same rights with respect to this Lease as would have existed if this Lease had been executed, and a memorandum thereof, recorded prior to the execution, delivery and recording of the deed of trust.

             (c) Landlord shall obtain a subordination, non-disturbance and attornment agreement from Landlord's mortgagee to the effect that so long as this Lease is fully executed and in full force and effect, Tenant shall have paid the Rent when due, shall have complied with all the other terms, conditions, obligations and covenants contained in this Lease, and attorns to the mortgagee, Tenant shall be permitted by the mortgagee to remain in quiet possession of the Demised Premises without interruption or disturbance from the mortgagee, or, at the option of the mortgagee, the Tenant shall enter into a new lease for the unexpired portion of the Term on the same terms and conditions as contained in this Lease. The Tenant shall promptly execute such documents as may be required by the Landlord or the mortgagee to give effect to the foregoing.

         30. MORTGAGEE PROTECTION. Tenant agrees to give any mortgagees or trust
             --------------------
deed holders, by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified, in writing of the address of such mortgagees or trust deed holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagees or trust deed holders shall have an additional twenty (20) days within which to cure such default or if such default cannot be cured within that twenty (20) days, any such mortgagee or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated so long as such remedies are being so diligently pursued.

         31. ESTOPPEL CERTIFICATES. Tenant agrees, at any time and from time to
             ---------------------
time upon written request from Landlord, to execute, acknowledge and deliver to Landlord or to such person(s) as may be designated by Landlord, within five (5) business days' following demand therefor, a statement in writing (i) certifying that Tenant is in possession of the Demised Premises, has unconditionally accepted the same and is currently paying the rents reserved hereunder (or, if Tenant has conditionally accepted possession of the Demised Premises, or is not currently paying rent, stating the reasons therefor), (ii) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (iii) stating the dates to which the Rent and other charges hereunder have been paid by Tenant, (iv) stating whether or not, to the best of Tenant's knowledge, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease (or of any event which will, upon the passage of time, constitute a default), and, if so, specifying each such default in detail, (v) that Tenant has no knowledge of any event having occurred that authorized (or which, but for the passage of time will allow) the termination of this Lease by Tenant (or if Tenant has such knowledge, specifying the same in detail), and (vi) such other information as Landlord or such other person may reasonably request. Any such statement, delivered pursuant hereto may be relied upon by any owner, prospective purchaser, mortgagee or prospective mortgagee of the Building or the Property or Landlord's interest therein.

          32. FINANCIAL STATEMENTS. Tenant, upon Lease execution, and thereafter
              --------------------
upon written request by Landlord, but no more frequently than every ninety (90) days, will provide Landlord with a copy of its current financial statements, consisting of a balance sheet, an earnings statement, statement of changes in financial position, statement of changes in Tenant's equity, and related footnotes, prepared in accordance with generally accepted accounting principles. Such financial statements must be either certified by a certified public accountant or sworn to as to their accuracy by Tenant's most senior official and its chief financial officer. The financial statements provided must be as of a date not more than twelve (12) months prior to the date of request.

         33. UNAVOIDABLE DELAY. Other than Tenant's obligation to pay Rent
             -----------------
hereunder, if and to the extent that Landlord or Tenant shall be prevented, delayed or restricted in the fulfillment of any obligation hereunder by reason of any Unavoidable Delay (as hereinafter defined) which prevents the performance by Landlord or Tenant of any obligation imposed hereunder, Landlord or Tenant shall not be deemed to be in default in the performance of such obligation and any period for the performance of such obligation shall be extended by the period of the Unavoidable Delay and the offended party shall not be entitled to compensation for any inconvenience, nuisance, loss of business or discomfort caused thereby nor to any abatement of Rent. As used herein, "Unavoidable Delay" means any delay by Landlord or Tenant in the performance of its obligations under this Lease caused, in whole or part, by any acts of God, strikes, lockouts or other industrial disturbances, acts of public enemies, sabotage, war, blockades, insurrections, riots, epidemics, washouts, nuclear and/or radiation activity or fallout, arrests, civil disturbances, explosions, breakage of or accident to machinery, any legislative, administrative or judicial actions which have been resisted in good faith by all reasonable legal means, the inability to obtain any Federal, state or local permit(s) required for the discharge of such obligation, the unavailability of municipal permits for construction or other activities, any acts, omission or event, whether of the kind herein enumerated or otherwise, not within the control of Landlord or Tenant, as the case may be, and which, by the exercise of control of the party in question, could not reasonably have been prevented.

         34. NOTICES. No notice, and no request, consent, approval, waiver or
             -------
other communication which may be or is required or permitted to be given under this Lease shall be effective unless the same is given in the manner set forth in this Section 34. Except as provided in the preceding sentence, each notice given pursuant to this Lease shall be given in writing and shall be (i) delivered in person, (ii) sent by nationally recognized overnight courier service, or (iii) sent by certified mail, return receipt requested, first class postage prepaid, to Landlord or Tenant, as the case may be, at their respective notice addresses as set forth below, or at any such other address that may be given by one party to the other by notice pursuant to this Section 34. Such notices, if given as prescribed in this Section 34, shall be deemed to have been given (a) at the time of delivery if delivery is made in person, (b) on the next business day if deposited with a nationally recognized overnight courier service in time for next day delivery, or (c) on the third business day following the date of mailing if mailed. During any interruption or threatened interruption of substantial delay in postal services, all notices shall be delivered personally or by nationally recognized overnight courier service.

         If to Landlord:
                  Air Eagle Holding, LLC, at the Demised Premises

         If to Tenant:
                  at the Demised Premises, Attention: Legal Department.

Tenant shall forthwith notify the Landlord of any accident, defect, damage or deficiency in any part of the Property (including without limitation the Demised Premises or any facilities, utilities, machinery, equipment, systems or installations located therein or serving the Demised Premises), which comes to the attention of the Tenant, its employees or contractors notwithstanding that the Landlord may have no obligation in respect thereof.

         35. BROKERS. Landlord and Tenant each represent and warrant one to
             -------
another that neither of them has employed any broker, agent or finder in carrying on the negotiations relating to this Lease. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any claim or claims for any broker or other commission arising from or out of any breach of the foregoing representation and warranty by the respective indemnitors.

         36. ATTORNEYS' FEES. In the event Tenant defaults in the performance of
             ---------------
any of the terms, covenants, agreements or conditions contained in this Lease, and Landlord places the enforcement of all or any part of this Lease, the collection of any rent due or to become due, or recovery of the possession of the Premises, in the hands of an attorney, Tenant agrees to pay Landlord's reasonable attorneys' fees whether suit is actually filed or not. In addition, if any legal action, arbitration or other proceeding is commenced to enforce and/or interpret any and every provision of this Lease and/or to pursue any remedy for default of this Lease, the "Prevailing Party" shall be entitled to an award of its fees and expenses incurred in connection therewith, including without limitation, reasonable attorneys' fees and disbursements (including fees of paralegals and fees on appeal), expert witness fees, court costs (including the preparation of documents and the filing of any and all papers with the courts and the costs of depositions and investigations) and disbursements. The term "Prevailing Party" shall include a party who receives substantially the relief desired whether by settlement, dismissal, summary judgment or otherwise. Tenant hereby covenants and agrees to pay to Landlord as additional rent, promptly upon demand, such Landlord's fees and expenses if owed by Tenant to Landlord as provided hereunder.

         37. WAIVER OF JURY TRIAL; COUNTERCLAIMS. LANDLORD AND TENANT EACH
             ------------------------------------
HEREBY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, ACTION, PROCEEDING OR COUNTERCLAIM BY EITHER PARTY AGAINST THE OTHER ON ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT AND/OR TENANT'S USE OR OCCUPANCY OF THE DEMISED PREMISES. TENANT SHALL NOT IMPOSE ANY COUNTERCLAIM OR COUNTERCLAIMS IN A SUMMARY PROCEEDING OR OTHER ACTION BASED ON TERMINATION OR HOLDOVER. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY TENANT AND LANDLORD, AND TENANT AND LANDLORD ACKNOWLEDGE THAT NEITHER TENANT, LANDLORD NOR ANY PERSON ACTING ON BEHALF OF TENANT OR LANDLORD HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. EACH OF TENANT AND LANDLORD FURTHER ACKNOWLEDGE THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY AND ACKNOWLEDGES THAT IT HAS READ AND

UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF THE SAME HAS EXECUTED THIS LEASE.

         38.      ASSIGNS AND SUCCESSORS; LIMITATION ON LIABILITY.
                  -----------------------------------------------

                  (a) This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that only the original Landlord named herein shall be liable for obligations accruing before the beginning of the term hereof, and thereafter the original Landlord named herein and each successive owner of the Demised Premises shall be liable only for obligations accruing during the period of its ownership; provided that nothing in this Section 38 shall be deemed to permit any Transfer in violation of Section 28 hereof. Whenever Landlord conveys its interest in the Building, Landlord shall be automatically released from the further performance of covenants on the part of Landlord herein contained, and from any and all further liability, obligations, costs and expenses, demands, causes of action, claims or judgments arising from or growing out of, or connected with this Lease after the effective date of said release; except that, provided Tenant is not in default hereunder, Landlord will either (i) return the Security Deposit to Tenant, or
(ii) deliver the Security Deposit to the transferee of Landlord's interest in the Building. The effective date of said release shall be the date the assignee of Landlord executes an assumption to such an assignment whereby the assignee expressly agrees to assume all of Landlord's obligations, duties, responsibilities and liabilities with respect to this Lease. If requested, Tenant shall execute a form release and such other documentation as may be required to further effect the foregoing provision.

                  (b) The liability of Landlord for Landlord's obligations under this Lease shall not exceed and shall be limited to Landlord's interest in the Building and Tenant shall not look to any other property or asset of Landlord, its partners or its agents or representatives in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations. No other properties or assets of Landlord, and no properties or assets of Landlord's agents or representatives shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Demised Premises, and if Tenant shall acquire a lien on or interest in any other properties or assets by judgment or otherwise, Tenant shall promptly release such lien on or interest in such other properties and assets by executing, acknowledging and delivering to Landlord an instrument to that effect prepared by Landlord's attorneys.

                  (c) The liability to pay Rent and perform all other obligations under this Lease of each corporation, partnership or business association signing this Lease as Tenant shall be deemed to be joint and several.

                  (d) This contract shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a leasehold not subject to levy and sale, and not assignable by Tenant except as expressly provided herein. Nothing herein contained shall be deemed or construed as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto; it being understood and agreed that neither the method of computing rent or any acts of the parties hereto shall be deemed to create any relationship other than that of landlord and tenant. Landlord assumes no liability or responsibility whatsoever with respect to the conduct and operation of the business to be conducted by Tenant in or upon the Demised Premises.

         39.      LANDLORD'S CONSENT OR APPROVAL.
                  ------------------------------

                  With respect to any provision of this Lease which provides that Tenant shall obtain Landlord's consent or approval, Landlord may not unreasonably withhold or condition such consent or approval unless the provision specifically states otherwise.

         40.      HEADINGS; INTERPRETATION.
                  ------------------------

                  (a) The captions and section numbers appearing in this Lease are inserted only as a matter of convenience and reference, and in no way shall be held to explain, modify, amplify, define, limit, construe, or describe the scope or intent of such Sections of this Lease nor in any way add to the interpretation, construction or meaning of any provision or otherwise affect this Lease.

                  (b) Each obligation of any party hereto expressed in this Lease, even though not expressed as a covenant, is considered to be a covenant for all purposes.

         41.      SEVERABILITY. If any term, covenant or condition of this Lease
                  ------------
or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant and condition of this Lease shall be valid and enforced to the fullest extent permitted by law.

         42.      APPLICABLE  LAW.  This Lease shall be construed under the law
                  ---------------
of the State of Georgia, without regard to the conflict of laws principles thereof.

         43.      RECORDING. Neither this Lease nor any memorandum nor short
                  ---------
form hereof shall be recorded in the land or other records of Fayette County without the prior written consent of Landlord (which may be withheld in Landlord's sole discretion). Tenant shall bear all taxes and fees in connection with any permitted recordation.

         44.      TIME IS OF THE ESSENCE.  Time is of the essence in this Lease
                  ----------------------
and of all provisions hereof, except as expressly set forth to the contrary herein.

         45.      SURVIVAL OF OBLIGATIONS. All duties and obligations provided
                  -----------------------
for herein, including any and all indemnifications, to the extent that the same shall not be fulfilled during the Term hereof, and the parties' rights and remedies in respect of unfulfilled duties and obligations, shall survive and remain in full force and effect notwithstanding the expiration or sooner termination of the Term of this Lease.

         46.      EXECUTION OF DOCUMENTS. The Tenant irrevocably constitutes the
                  ----------------------
Landlord, the agent and attorney of the Tenant for the purpose of executing any estoppel certificate pursuant to

Section 31 hereof if Tenant fails to execute any such document within ten (10) business days after the receipt of a request in respect thereof. Landlord shall provide Tenant a copy of any such certificate that Landlord executes on Tenant's behalf.

         47. ENTIRE AGREEMENT. This Lease consists of this writing and is
             ----------------
intended by the parties as the final expression of their agreement and as a complete and exclusive statement of the terms thereof, all prior negotiations, discussions, representations, warranties, agreements and inducements between the parties having been incorporated herein. No course of prior dealing between the parties or their affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Lease. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease. This Lease can only be modified by a writing signed by all of the parties hereto or their duly authorized agents.

         48. OPTION TO RENEW. Tenant shall have one (1) option to renew this
             ---------------
Lease for one additional five (5) year period (the "Renewal Term") provided that
(i) written notice (an "Exercise Notice") of the exercise of Tenant's option to renew is given by Tenant to Landlord not less than six (6) months prior to the end of the Term, (ii) Tenant is not, as of the date of its Exercise Notice or thereafter, in default hereunder beyond any applicable cure period, (iii) Tenant is occupying the Demised Premises, and (iv) Tenant has not sublet or assigned its interest in more than sixty percent (60%) of the Demised Premises. The Renewal Term, if the option is properly exercised, shall extend the Term on the same terms and conditions contained herein except (i) the Annual Base Rent for the Renewal Term shall be at of the prevailing effective market rate for comparable space in comparable buildings near The HLH Building, (ii) the Increase shall be determined under the provision of Section 4, and (iii) following the Renewal Term there shall be no further Renewal Terms. Regarding the option to renew set forth in this Section, Landlord and Tenant agree to negotiate in good faith and in a timely and responsive manner. In determining the prevailing effective market rate the Landlord and Tenant shall take into account prevailing market concessions (e.g., tenant improvement allowances, free rent, and other concessions) prevalent in comparable buildings near The HLH Building, and generally offered to tenants entering into "arms-length" extensions of leases of approximately five (5) years with landlords. If Landlord and Tenant are unable to agree on the prevailing effective market rate at least six (6) months prior to the Lease Expiration Date then the renewal option shall be deemed rescinded and the Lease shall terminate on the scheduled Lease Expiration Date. If Tenant shall fail to exercise its renewal option in a timely manner, Tenant shall have no further option to renew this Lease.

         49. HAZARDOUS MATERIALS. Tenant shall not use or allow the Demised
             -------------------
Premises to be used for the Release, storage, use, treatment, disposal or other handling of any Hazardous Substance, without the prior written consent of Landlord. The term "Release" shall have the same meaning as is ascribed to it in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., as amended, ("CERCLA"). The term "Hazardous Substance" means (i) any substance defined as a "hazardous substance" under CERCLA, (ii) petroleum, petroleum products, natural gas, natural gas liquids, liquefied natural gas, and synthetic gas, and (iii) any other substance or material deemed to be hazardous, dangerous, toxic, or a pollutant under any federal, state or local law, code, ordinance or regulation. Tenant shall: (a) comply with all federal, state, and local laws, codes, ordinances, regulations, permits and licensing conditions now existing or hereinafter in effect governing the Release, discharge, emission, or disposal of any Hazardous Substance and prescribing methods for or other limitations on storing, handling, or otherwise managing Hazardous Substances, (b) at its own expense, promptly contain and remediate any Release of Hazardous Substances arising from or related to Tenant's activities in the Demised Premises, the Building, the Property or the environment and remediate and pay for any resultant damage to property, persons, and/or the environment, (c) give prompt notice to Landlord, and all appropriate regulatory authorities, of any Release of any Hazardous Substance in the Demised Premises, the Building, the Property or the environment arising from or related to Tenant's activities, which Release is not made pursuant to and in conformance with the terms of any permit or license duly issued by appropriate governmental authorities, (d) at Landlord's request, retain an independent engineer or other qualified consultant or expert acceptable to Landlord, to conduct, at Tenant's expense, an environmental audit of the Demised Premises and immediate surrounding areas, (e) reimburse Landlord, upon demand, the reasonable cost of any testing for the purpose of ascertaining if there has been any Release of Hazardous Substances in the Demised Premises, if such testing is required by any governmental agency or Landlord's Mortgagee,
(f) upon expiration or termination of this Lease, surrender the Demised Premises to Landlord free from the presence and contamination of any Hazardous Substance caused by Tenant. Tenant shall indemnify, defend, and hold harmless Landlord, the manager of the Building, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees from all fines, suits, procedures, claims, and actions of every kind, and all costs associated therewith (including reasonable attorneys' and reasonable consultants' fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease and as caused by Tenant, at or from the Demised Premises, or which arises at any time from Tenant's use or occupancy of the Demised Premises, or from Tenant's failure to provide all information, make all submissions, and take all steps required by all governmental authorities under the CERCLA and all other environmental laws. Tenant's obligations and liabilities under this Section 49shall survive the expiration of this Lease.

         50.      RIGHT OF FIRST NOTICE.  Provided Tenant is not in default
                  ---------------------
under this Lease beyond any applicable cure periods, is occupying the entire Demised Premises, and has not sublet or assigned any of its interest in the Lease, Tenant shall have a "Right of First Notice" to lease any space in the Building which shall become available during the Lease Term. The Right of First Notice shall be exercised in accordance with the following terms:

                  (a) Prior to leasing any of the space defined above, Landlord must first notify Tenant of the availability of such space (the "Notice Space") and Tenant shall then have ten (10) business days to notify Landlord of its irrevocable acceptance of Landlord's offer. Landlord's notice shall contain the term, rent, allowances, and other material economic terms and conditions upon which Landlord reasonably anticipates leasing the Notice Space to a third party tenant. If Tenant does not accept Landlord's offer within the period specified above, Landlord may at any time thereafter lease the Notice Space to another tenant, provided, however, that such Right of First Notice shall again be applicable upon the expiration of the lease of the Notice Space to such other tenant.

                  (b) If Tenant should accept any of Landlord's offers to lease the Notice Space, Tenant and Landlord shall, within ten (10) days after Landlord furnishes Tenant with such an amendment, execute a Lease Amendment incorporating the Notice Space into this Lease upon the terms and conditions set forth in Landlord's notice to Tenant. If Tenant and Landlord do not enter into such an Amendment within such ten (10) day period, Tenant shall lose its Right of First Notice on the Notice Space; provided such delay is not caused by Landlord's failure to act in good faith.

             (c) Except for the changes that relate to term, rent, definition of the Demised Premises, improvements, and any other term set forth in Landlord's offer, all other terms and conditions of the Lease shall apply to the Notice Space.

         51. AMERICANS WITH DISABILITIES ACT. Landlord shall use reasonable
             -------------------------------
efforts to ensure that the Demised Premises and the common areas of the Building conform to the requirements of the Americans with Disabilities Act of 1990 (the "ADA"). If Tenant makes any alterations which cause the common areas of the Demised Premises not to comply with the ADA, then Tenant, at its cost and expense, shall be responsible for making such alterations required to correct any noncompliance caused by the alterations of Tenant.

         52. AUTHORITY. Landlord and Tenant each represents and warrants to the
             ---------
other that the person(s) signing this Lease on behalf of Landlord and Tenant has the full right, power, capacity and authority to execute and deliver this Lease as a binding and valid obligation of the Landlord or Tenant, as the case may be.

         53. TERMINATION OPTION.
             ------------------

             (a) Termination Date. Tenant shall have a one-time option (the "Termination Option") to terminate the Lease with respect to all or a portion of the Demised Premises, effective as of the last day of the sixth (6th) Lease Year (the "Termination Date"). The Termination Option is granted subject to the following terms and conditions: (i) Tenant gives Landlord a written notice of Tenant's election to exercise the Termination Option, which notice is given not later than nine (9) months prior to the Termination Date; (ii) Tenant is not in default under the Lease beyond any applicable cure period either on the date that Tenant exercises the Termination Option, or, unless waived in writing by Landlord, on the Termination Date; and (iii) Tenant pays to Landlord concurrently with Tenant's exercise of the Termination Option, a cash lease termination fee (the "Fee") in an amount equal to the sum of the unamortized amount as of the Termination Date of the sum of the following costs relating to the Demised Premises demised under this Lease: (A) all brokerage commissions, legal fees and other costs paid or incurred by Landlord in connection with the leasing of the Demised Premises, plus (B) all rent abatements and cash allowances provided by Landlord to Tenant under this Lease, plus (C) the costs of all tenant improvement work (including all architectural, engineering and other fees, costs and expenses associated therewith) paid or incurred by Landlord under this Lease, plus which costs, together with interest thereon at the rate of nine percent (9%) per annum, shall be amortized assuming equal monthly payments of blended principal and interest over the initial term of this Lease.

             (b) Terms. If Tenant timely and properly exercises the Termination Option, (i) all rent payable under the Lease shall be paid through and apportioned as of the Termination Date; (ii) neither party shall have any rights, estates, liabilities, or obligations under the Lease for the period accruing after the Termination Date, except those which, by the provisions of the Lease, expressly survive the expiration or termination of the Term of the Lease; (iii) Tenant shall surrender and vacate the Demised Premises and deliver possession thereof to Landlord on or before the Termination Date in the condition required under the Lease for surrender of the Demised Premises; and
(iv) Landlord and Tenant shall enter into a written agreement reflecting the termination of the Lease upon the terms provided for herein, which agreement shall be executed within thirty (30) days after Tenant exercises the Termination Option.

                 (c) Termination. The Termination Option shall automatically terminate and become null and void upon the earlier to occur of: (i) the termination of Tenant's right to possession of the Demised Premises; (ii) the failure of Tenant to timely or properly exercise the Termination Option.

         54.     SATELLITE LICENSE.
                 -----------------

                 (a)  License; Premises. Landlord hereby grants to Tenant a non-
                      -----------------
exclusive license to:

         Install, use, operate, maintain, repair and remove, at Tenant's sole cost and expense, up to four (4) communication link devices (collectively, the "Satellite Equipment") on the roof of the Building in the location or locations (the "Roof Premises") to be mutually agreed upon by Landlord and Tenant. The term "Satellite Equipment" includes any related equipment, cabling, wiring or other device or thing used in or about the Building in connection with the aforedescribed satellites, dishes and related equipment. All Satellite Equipment shall be subject to Landlord's prior written approval, and the manner of the installation thereof shall be in accordance with drawings and specifications therefor approved in writing by Landlord, and no installation or modification of the Satellite Equipment will be made without Landlord's prior written approval. Notwithstanding anything to the contrary contained herein, Landlord's approval is solely for the Satellite Equipment, utilizing non-penetrating roof mounts and maximum recommended safety ballast.

         When granting its consent, Landlord may impose any reasonable conditions it deems appropriate, including, without limitation, the approval of plans and specifications, the approval of the contractor or other persons who will perform the work, the obtaining of specified insurance and the approval of the appearance of the Satellite Equipment and installation thereof. All work, installation, maintenance and operation permitted by Landlord pursuant to this Lease must conform to all laws, regulations and requirements of federal, state and county governments, and any other public or quasi-public authority having jurisdiction over the Roof Premises. Tenant shall obtain all necessary licenses from the Federal Communications Commission ("FCC") and all installation, maintenance and operation shall be conducted in conformance with FCC rules and/or operating authority. As a condition precedent to such written consent of Landlord, Tenant agrees to obtain and deliver to Landlord written, unconditional waivers of mechanics' and materialmen's liens against the Roof Premises, the Demised Premises, the Satellite Equipment, the Building and the land on which the Building is located ("Land") from all proposed contractors, subcontractors, laborers and material suppliers for all work, labor and services to be performed and materials to be furnished in connection with all work permitted under this
Section 54. If, notwithstanding the foregoing, any mechanics' or materialmen's lien is filed against the Roof Premises, the Demised Premises, any Satellite

Equipment, the Building and/or the Land, for work claimed to have been done for, or materials claimed to have been furnished to, the Roof Premises, such lien shall be discharged by Tenant within twenty (20) days thereafter, at Tenant's sole cost and expense, by the payment thereof or by the filing of a bond acceptable to Landlord. If Tenant shall fail to discharge any such mechanics' or materialmen's lien, Landlord may, at its option, discharge such lien without inquiry into the validity thereof and treat the cost thereof (including reasonable attorneys' fees incurred in connection therewith) as additional rent due hereunder, it being expressly agreed that such discharge by Landlord shall not be deemed to waive or release the default of Tenant in not discharging such lien. It is understood and agreed that any work shall be conducted on behalf of Tenant and not on behalf of Landlord. It is further understood and agreed that in the event Landlord shall give its written consent to any work, such written consent shall not be deemed to be an agreement or consent by Landlord to subject its interest in the Roof Premises, the Demised Premises, the Building or the Land to any mechanics' or materialmen's liens which may be filed in connection therewith.

         It is further understood and agreed that Tenant has inspected the roof, that Tenant accepts the Roof Premises "as is" and that no alterations, additions, improvements or installations whatsoever shall be made thereto or in any other part of the Building until all plans and specifications have first been submitted and approved in writing by Landlord. Any alterations, additions, improvements or installations which Tenant may request Landlord to do for Tenant will be done by Landlord at Tenant's sole cost and expense. Said costs shall be itemized in a separate work agreement between Landlord and Tenant.

         No Satellite Equipment may exceed six (6) feet in diameter nor seven
(7) feet in height.

         Tenant agrees, at any time or upon five (5) business days notice from Landlord from time to time (or such shorter time as may be reasonable in case of emergency), and at Tenant's sole cost and expense, to relocate any Satellite Equipment so designated by Landlord (and to such area as may be designated by Landlord) to the extent that Landlord reasonably determines same to be necessary in connection with any maintenance, repair or replacement of all or any part of the roof and/or its components and/or in connection with any other situation reasonably deemed by Landlord to be an emergency or a prudent business decision; provided, however, that any such new location shall not materially alter, impair or diminish the operation of the Satellite Equipment. Landlord agrees to use reasonable efforts to minimize the amount and frequency of moves required. Failure to timely relocate any Satellite Equipment pursuant to this Section shall immediately entitle but not obligate Landlord to relocate such Satellite Equipment as though default had occurred.

         Landlord shall use commercially reasonable efforts to attempt to request that any person hereafter installing antennas, satellite dishes or the like on the roof during the Term hereof attempt to coordinate such installation, and the use of such additional equipment, with Tenant so as to reasonably minimize any interference with the Satellite Equipment. Subject to the foregoing terms of this paragraph, Tenant's right to use the Roof Premises is non-exclusive and shall not prevent Landlord from using same for other purposes.

                  (b)   Term.  The term of this license shall coincide directly
                        ----
with the Term of this Lease.

             (c)   Installation and Maintenance of Satellite Equipment; Repairs
                   ------------------------------------------------------------
to Roof Premises; Removal of Satellite Equipment; Permits; Insurance.
--------------------------------------------------------------------

         Installation of the Satellite Equipment, and the maintenance and repair thereof, throughout the Term of this Lease, shall be by Tenant, at Tenant's sole cost and expense, and Tenant shall at all times maintain and repair same in accordance with the highest and best practices observed by persons using similar equipment. The Satellite Equipment shall be installed and maintained so as not to interfere electrically or in any manner with any other equipment that is operated upon or in the Building at the time of installation of the Satellite Equipment, including transmitting equipment of other licensees of the FCC or any United States Government agency and receiving equipment, whether licensed or not, for radio or television broadcast or non-broadcast radio frequency signals of any kind. If any such interference results from operation of the Satellite Equipment, Tenant, within four (4) days of notice thereof shall modify the Satellite Equipment so as to terminate interference or shut down the Satellite Equipment.

         Tenant, at its sole cost and expense, shall repair any damage to the Roof Premises, roof or penthouse areas, the Building and/or the Land attributable to the installation, use, operation, maintenance, repair or removal of the Satellite Equipment.

         Tenant shall, at the expiration of the Term of this Lease, remove the Satellite Equipment from the Roof Premises and Building and restore same to substantially the same condition as on the date hereof, ordinary wear and tear excepted.

         Tenant, at its sole cost and expense, shall procure and maintain in effect, with copies delivered to Landlord, all government approvals, including, but not limited to, any licenses or permits necessary for the installation, use, operation, maintenance, repair and/or removal of the Satellite Equipment.

         Tenant shall procure and maintain during the Term of this Lease, public liability insurance covering Tenant, Landlord, Landlord's general partner(s) (if any), the property management company (if any), and any mortgagee and/or ground lessor for the Land and/or Building for any personal injury or property damage attributable to the Satellite Equipment, and/or the installation, use, operation, maintenance, repair and/or removal thereof, which insurance shall be in the minimum amounts of not less than $1,000,000 for injury to one (1) person, $1,000,000 for damage to property and $3,000,000 in the aggregate for each occurrence. Such insurance shall be for the benefit of Landlord and such other persons as their respective interests may appear. Anything to the contrary contained herein notwithstanding, Tenant further agrees to indemnify Landlord and such other persons from any and all loss, cost, liability, damage, claim or expense (including reasonable attorneys' fees) arising in any manner in connection with or attributable to the Roof Premises, the Satellite Equipment and/or the installation, use, operation, maintenance, repair and/or removal thereof, any act or omission by Tenant or Tenant's employees, agents, assignees, contractors, licensees or invitees, and/or any default or breach of Tenant's covenants or obligations under this Section 54. Tenant shall promptly provide Landlord with certificates of insurance for all of the foregoing which certificates shall expressly provide that such insurance is subject to a waiver of subrogation by the insurer(s) providing such insurance and that such insurance shall not be terminated, canceled or modified without giving Landlord and such other persons at least thirty (30) days prior written notice. Tenant shall maintain any other insurance as may be reasonably required by Landlord and shall provide Landlord with certificates of insurance thereof. The company or companies writing any insurance which Tenant is required to carry and maintain hereunder shall at all times be subject to Landlord's approval and shall be licensed to do business in the State of Georgia.

         Every agreement, covenant, obligation or other undertaking by Tenant under this Section 54 shall be at Tenant's sole cost and expense except that, anything to the contrary contained herein notwithstanding, Landlord shall have the right, at Landlord's option, to perform any work relating to the Roof Premises or the Satellite Equipment ("Base Building Work") which affects the Building and/or any Building systems (including, but not limited to, slab or roof penetrations) and the cost thereof shall be paid by Landlord. Landlord shall also have the right to perform any other work required hereunder to be performed by Tenant but not done by Tenant and the cost thereof shall be reimbursed to Landlord upon demand; provided, however, that except in case of imminent threat of loss or injury to person or property Landlord shall not undertake any such work unless Tenant shall have failed to perform same within fifteen (15) days following receipt of notice thereof from Landlord; provided further, however, that no such notice shall be required if Tenant has received one (1) notice under this paragraph within the preceding twelve (12) month period. The foregoing terms of this paragraph notwithstanding, except as otherwise provided in this paragraph with respect to Base Building Work, Landlord agrees to permit Tenant to have its regular full-time employees, and/or any consultants and/or technicians reasonably approved by Landlord, regularly engaged in the performance of such work to perform the installation and maintenance work for the Satellite Equipment so long as such work is coordinated with Landlord and done in a manner reasonably satisfactory to Landlord.

             (d)  Electrical Power. Tenant will, at Tenant's expense,
                  ----------------
provide the necessary power installation for the operation of the Satellite Equipment. Tenant shall not install or operate any Satellite Equipment or other machinery that operates with voltage in excess of the Building capacity unless Tenant, at its sole cost and expense, installs such equipment as necessary to increase the Building capacity and obtains the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion. Tenant shall not install any equipment of any type or nature that will or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air-conditioning system or electrical system of the Roof Premises or the Building, without first obtaining the prior written consent of Landlord, which consent may be withheld or conditioned in Landlord's sole and absolute discretion.

             (e)  Access by Tenant. Subject to emergencies and periods of
                  ----------------
preventative maintenance, Landlord agrees that throughout the Term of this Lease, Tenant, or any of the designated representatives of Tenant, shall have 24-hour access to the Roof Premises for the purpose of installing, using, operating, maintaining and repairing the Satellite Equipment.

             (f)  Inspection. Tenant will permit Landlord, or its agents or
                  ----------
other representatives of Landlord or Landlord's mortgagee, to enter the Roof Premises, without charge therefor to Landlord and without diminution of the rent payable by Tenant, to examine, inspect and protect the Roof Premises and the Building and to make such alterations and/or repairs and in the sole judgment of Landlord may be deemed necessary. Landlord shall use commercially reasonable efforts not to unreasonably interfere with or alter the Satellite Equipment.

         55.   WAIVER OF CLAIMS. Landlord and Tenant hereby waive any claims or
               ----------------
actions that either may have against the other with respect to, and agree not to bring any suits or claims against the other with respect to, any issue or position the other party took in connection with, or otherwise arising from the parties' actions during, the negotiations of this Lease.

         IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to set their hands and affix their seal as of the day and year first above written.

WITNESS:                              LANDLORD:

                                      AIR EAGLE HOLDINGS, LLC

                                      By:
                                            Authorized Agent

                                            By:___________________________(SEAL)
                                            Print Name: Hollis L. Harris
                                            Title: Managing Member


WITNESS/ATTEST:                       TENANT:

                                      WORLD AIRWAYS, INC.

                                      By:_________________________________(SEAL)
                                      Print Name: Andrew G. Morgan, Jr.
                                      Title: President & Chief Operating Officer

                              THE ________BUILDING
                             FAYETTE COUNTY, GEORGIA

                                    EXHIBIT A

                                DEMISED PREMISES
                                ----------------

                                [To Be Attached.]

                               THE ______ BUILDING
                             FAYETTE COUNTY, GEORGIA

                                    EXHIBIT B

                             COMMENCEMENT AGREEMENT
                             ----------------------

                          Dated:_______________, 20 ___

         Landlord and Tenant hereby declare that:

         1. Possession of the Demised Premises was accepted by Tenant on ____________, 20___.

         2. The Lease is in full force and effect.

         3. As of the date hereof, Landlord has fulfilled all of its obligations under the Lease required to be fulfilled by Landlord on or prior to such date.

         4. Tenant has no right of setoff against any rent.

         5. The Lease Commencement Date is hereby established to be ____________, 20___.

         6. The Lease Expiration Date is hereby established to be ____________,
_____.

WITNESS:                             LANDLORD:

                                     AIR EAGLE HOLDINGS, LLC

                                     By:
                                          Authorized Agent

                                          By:_____________________________(SEAL)
                                          Print Name:___________________________
                                          Title:________________________________


WITNESS/ATTEST:                      TENANT:

                                     WORLD AIRWAYS, INC.

                                     By:__________________________________(SEAL)
                                     Print Name:________________________________
                                     Title:_____________________________________

                             THE _________ BUILDING
                             FAYETTE COUNTY, GEORGIA

                                    EXHIBIT C

                               TENANT IMPROVEMENTS
                               -------------------

                                [To Be Attached.]

                              THE ________ BUILDING
                             FAYETTE COUNTY, GEORGIA

                                    EXHIBIT D

                              RULES AND REGULATIONS
                              ---------------------

         1. All waste paper, refuse and garbage shall be kept in containers in the Premises or at such other location acceptable to Landlord and removed at Tenant's expense, except insofar as building standard char service may be furnished at Landlord's expense under the terms of the Lease to which these Rules and Regulations are attached (hereinafter referred to as the Lease).

         2. No flammable or combustible fluid, chemical, or explosives shall be kept or permitted to be kept on the Premises except such as may be kept in proper small containers and may be required for the day-to-day functioning of office equipment permitted to be used on the Premises, subject, further, however to such reasonable restrictions and/or preclusions as Landlord's insurance carrier may require.

         3. Landlord shall have the right to prohibit any advertisement or other marketing activity of Tenant which in Landlord's opinion tends to impair the reputation of the Development or its desirability for Landlord's intended purposes and upon written notice from the Landlord, Tenant shall refrain from and discontinue such activity.

         4. Landlord may prescribe and limit the weight, method of installation and positioning of all safes, file cabinets and shelving, or other furniture, fixtures, equipment and vehicles in or about the Premises. Tenant will not use or install any of the foregoing objects in or about the Premises that might place a load upon any surface exceeding the load per square foot which such surface was designated to carry or that is of a bulk exceeding the dimensional clearances of, e.g., entranceways to the Premises, without prior approval of Landlord on reasonable notice to Landlord by Tenant.

         5. No additional locks or bolts of any kind shall be placed upon any of the doors or windows, nor shall any changes be made in existing locks or the mechanism thereof. Upon the termination of the Lease, Tenant shall return to Landlord all keys to storage, office and toilet rooms, either furnished to or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof as well as the cost of ,replacing the lock(s) to which such key(s) relate(s), if, in the opinion of Landlord, the replacement thereof is necessary.

         6. No bicycles, vehicles, animals, birds or pets of any kind shall be brought into or kept in or about the Premises. No cooking shall be done or permitted by Tenant in the Premises. Tenant shall not cause or permit any unusual or objectionable odors to originate from the Premises.

         7. Absent the specific prior written approval of Landlord, no space in the Development shall be used for manufacturing or for the sale of merchandise, goods, or property of any kind.

         8. No person shall be employed by Tenant to do janitorial work within the Premises without the Landlord's consent to commence such work, and such persons shall, while in the Development inside or outside of the Premises, comply with all instructions issued by Landlord or its representatives. Tenant shall not engage, for hire or otherwise, any employee of Landlord or any Landlord agent to perform any work or services for Tenant or related to Tenant's use of the Premises, not previously authorized and directed to be performed on behalf of Tenant by Landlord directly.

         9. Landlord reserves the right to take all reasonable measures as Landlord may deem advisable for the security and protection of the Development including the establishment of separate rules and regulations applicable to person and/or vehicle ingress, egress, security equipment, access cards, etc. To this end, Landlord may also, e.g., exclude from the Development at all times any person who is not known or does not properly identify himself to the Development management or watchman on duty and establish to the satisfaction of management or such watchman that such person has the right to enter or leave the Development, and disclose to the reasonable satisfaction of such management or watchman that such person is not in possession of any material or substance that may cause harm to or damage the Development or any occupants within it. Landlord may, at its option, require all persons admitted to or leaving the Development to register with the Development security guards. Landlord may, further, direct the evacuation of the Development for cause, suspected cause, or for drill purposes, and to this end, temporarily deny access to the Development. Tenant shall be responsible for all persons for whom Tenant authorizes entry into the Development and shall be liable to Landlord for all acts of such persons.

         10. No portion of the Development may be used for lodging or sleeping or for any immoral or illegal purpose.

         11. Canvassing, soliciting and peddling in the Development is prohibited, and Tenant shall cooperate to prevent the same.

         12. The number of employees or other persons that shall work in or otherwise have access to the Premises, the number and nature of all vehicular traffic that shall be associated with the occupancy of the Premises and use of the Development and the fixtures, equipment and materials used by Tenant in or about the Premises shall not be other than for routine and normal office use, which term is understood to mean in the Lease such as has been initially represented by Tenant to Landlord at the time of the execution of the Lease and as may be subsequently agreed to by Landlord. Landlord reserves the right to preclude any use of the Premises or the Development by Tenant in the event the manner or extent of such use is not as previously represented by Tenant and agreed to by Landlord notwithstanding the fact that such use may generically fall within the purview of the use(s) comprehended by Section 5.01 of the Lease. Tenant shall not use or permit the Premises or any part thereof, or any equipment, fixtures or device thereon, or any other portion of the Development to be used in any manner which shall or might be likely to subject Landlord to any damage, cost, liability or responsibility for injury to any person or persons or to property for any reason whatsoever, nor shall Tenant use or permit such to be used in any disorderly manner or for any unlawful purpose, or do or permit any act therein or thereabout which is unlawful, or constitute a nuisance or otherwise be violative of any applicable restriction, restrictive covenant, law, rule, regulation, ordinance, or requirement or any governing authority, be such local, State or Federal, or which would place Landlord in default of any underlying ground lease or security instrument to which the Lease may be subordinate. Tenant shall not commit, or suffer to be committed, any waste upon the Premises or the Development, neither will Tenant do or suffer anything to be done thereupon or thereabout which would cause or be likely to cause injury thereto or that would deface or otherwise damage, injure or alter the structural integrity of any surface, including parking areas, as well as the walls, ceilings, floors, windows, woodwork, fixtures, equipment or other property included in the Premises or the Development. Neither the Development, the Premises nor any part thereof including any utility service available thereto will be used or loaded by Tenant beyond the present capacity thereof or, if appropriate, the present allocation of such capacity to the Premises. No sound or electronic system shall be utilized in any manner to affect the persons or property of others outside the Premises. No use will be made of the Premises which would in any way impair the efficient operation of any Development system including the sprinkler, electronic or other system, within the Development. Tenant shall take every reasonable precaution against fire.

         13. Subject to the provisions of these Rules and Regulations, all non-allocated common areas or facilities in the Development shall be available for the nonexclusive use of Tenant in common with others.

Landlord reserves the right, however, to license, on such terms as Landlord in its sole discretion may deem appropriate from time to time, for the specific account of any particular tenant(s) of the Development, specific areas or facilities in the Development that may be designated for use in common with other tenants and authorized users as of the effective date of the license or at any time subsequent thereto, e.g., specific surface or underground parking areas. In the absence of such a designation on behalf of Tenant, Tenant shall not exercise any exclusive dominion or control over any common area or facility. All parking area facilities which may be furnished by Landlord in or near the Development, all employee parking areas, truck way or ways, loading docks, package pick-up stations, bathroom and related facilities, pedestrian sidewalks and ramps, landscaped areas, exterior stairways, and other areas and improvements which may be provided by Landlord for the general use in common of, e.g., Development tenants, shall at all times be subject to the exclusive control and management of Landlord. Landlord shall have the right to police all common areas and facilities; from time to time to change the area, location, size and arrangement of any common area or facilities or to eliminate other than specifically allocated or normally acquired common areas entirely; to change vehicular routes to such extent as Landlord may desire, to restrict parking by tenants to employee parking areas; to construct surface, subterranean, or elevated parking areas and facilities; to establish and from time to time change the level of parking surfaces; to close all or any portion of said common areas or facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; to close access to the Development or any portion thereof in case of riot, public excitement or other commotion; to discourage non-tenant parking; to do and perform such other acts in and to said common areas and improvements as, in the use of good business judgement, Landlord shall determine to be advisable with a view to the improvement or the convenience and use thereof by Development tenants. All Tenant automobiles shall be parked only in such areas as Landlord may from time to time designate as employee parking areas. All sidewalks, curbs, parking areas, service areas, roadways, and other common areas and facilities in the Development of which the above-designated premises is a part, shall be used solely for their intended purposes and Tenant shall not misuse, obstruct, encumber, or permit the misuse, obstruction or encumbrance of any such areas or facilities nor of any light, skylight, or any part of any sprinkler, heating, air conditioning, plumbing, or utility system. All parking areas, whether common or exclusively allocated to any Development tenant shall be used solely for temporary vehicular parking subject to such rules and regulations, including such as may relate to charges therefor, as Landlord may, from time to time, make applicable to such parking, it being understood that special rules and regulations may be made applicable to the use of underground parking facilities that may be in addition to or a modification of such rules and regulations as may otherwise by applicable to Development parking generally. Tenant agrees promptly to remove from any common area any of Tenant's merchandise there delivered or deposited.

         14. To the extent that any improvements exhibit or any other exhibit attached to the Lease or any other writing specifically designated in any such exhibit or in the Lease does not specify, in detail, the specifications of any Landlord work to be performed, either at the expense of Landlord or at the expense of Tenant, Landlord's discretionary determination of the sufficiency, quality, manner of installation, location, nature and extent of the work to be performed and of the materials necessary to complete such work shall control.

         15. Upon notice given to Tenant, which need not be in writing, of any violation of these Rules and Regulations, Landlord may, should Tenant fail to correct such violation within the period required in the notice, either take such action as Landlord may consider appropriate to correct such violation or mitigate the effects thereof, all at the expense of Tenant, or declare such violation a breach of the Lease of which these Rules and Regulations are a part and proceed accordingly. Especially because of fire, traffic and safety hazards created by the presence of unauthorized vehicles and merchandise in common areas, Tenant acknowledges that Landlord shall have the right to remove such vehicles or merchandise and that upon such removal, Landlord's sole responsibility shall be to notify Tenant of such removal in fact and the location of the removed property. Tenant's failure to claim such property within five (5) working days of such notice shall authorize Landlord to have such property disposed of in such manner, in its sole discretion, shall consider appropriate.

         16. Truck parking, loading and unloading will be prohibited in both the front and rear parking areas. Tenant will require any deliveries to be made to the premises by truck, van or otherwise, to be made at such time or times (including advance notice where considered appropriate by Landlord), in such manner and subject to such Rules and Regulations as Landlord may consider appropriate from time to time, for deliveries to the Development. As between Tenant and Landlord, Tenant shall be responsible for any damage or injury to person or property caused by or related to any such delivery. All delivery assistance equipment, e.g., hand trucks, dollies, etc. must be of such form and capable of such operation as Landlord in its sole discretion may consider appropriate.

         17. Landlord shall have the sole and exclusive right, exercisable without notice and without liability to Tenant for damage or injury to property, persons, or business and without effecting any eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for setoff or abatement of rent:

             (a)    To change the name of the Development or its street signs
             (b) To install, affix and maintain any and all signs on the exterior and interior of the Development.
             (c) To designate and approve, prior to installation, all types of windowshades, blinds, drapes, awnings, ventilators, and similar equipment, and to control and modify all building lighting and air conditioning.
             (d) To designate, restrict and control all sources within the Development from which Tenant may obtain drinking water, towels, toilet supplies, catering, food and beverages, or like or other services on or about the premises, and in general to reserve to Landlord the exclusive right to designate, limit, restrict, and control any business and any service in or to the Development and its tenants.
             (e) To decorate and to make repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the development, or any part thereof, and for such purposes to enter upon the premises, and during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Development, to interrupt or temporarily suspend Development services and facilities and to change the arrangement and location of entrances or passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Development, so long as the Premises are reasonably accessible.
             (f) To have and retain a paramount title to the Premises free and clear of any act of Tenant purporting to burden or encumber the Premises or any part of the Development.

         18. It is contemplated that there will be available to tenants of the Development Shared Tenant Services (the Services) including without limitation telecommunications services, upon terms, conditions, and fees to be agreed upon by Tenant and the party providing such services. Tenant acknowledges Landlord, or a subsidiary, parent or other company or entity related to Landlord (directly or indirectly) may have any interest in the entity now or hereafter providing the Services. Neither Landlord nor any provider of the services shall be liable to Tenant under the Lease or for any other reason for any damages should the furnishings of any such Services be undertaken and thereafter be disrupted, terminated, or diminished in any manner, nor shall any such disruption, diminution, or cessation relieve Tenant from the performance of any of Tenant's covenants, conditions, and agreements under the Lease, nor shall such constitute constructive eviction or entitle Tenant to an abatement of rent or other charges. Tenant agrees to hold Landlord and any such provider harmless from any claims Tenant may have arising out of work connected with such disruption, diminution, or cessation of such Services. If Tenant elects not to use or be a part of any of the Services as is herein described and actually provided to the Development and Tenant desires to install at Tenant's own direction and expense facilities that would provide similar services directly for the benefit of Tenant, Tenant shall submit to the provider of the Services for the approval of such provider, prior to any such installation, or to Landlord directly in the absence of such a provider (such provider, whether Landlord or another person or entity other than Landlord being herein in this Section referred to as the provider) all plans and specifications for the installation of such facilities and all information concerning the type of service proposed. Tenant acknowledges that while the provider of the Services is to be reasonable in approving or rejecting any tenant proposed service facilities, the provider of the Services shall have the right to reject any such facilities which, either in the installation, operation, or removal thereof (i) causes the Development not to be in compliance with any municipal safety codes or ordinances, including, but not limited to fire safety codes; (ii) may cause damage to the Development; (iii) requires an amount of electrical or other service in excess of the requirements for customary business systems of the Service type proposed; (iv) impacts upon the normal use, function, and operation of the Services. Additionally, if Tenant elects not to use the Services, Tenant shall not use any Development wiring or related facilities without the prior written consent of the provider of the Services. If Tenant shall use any such wiring or any Development equipment without such consent, Tenant shall be liable for, and shall pay to the provider of such Services on demand (i) the reasonable cost of such use; (ii) the cost of repairing or replacing any wiring or equipment damaged or altered by such use;
(iii) any and all other damages caused by such use and further, if considered appropriate in the reasonable discretion of either Landlord or of the provider of such Services, such use by Tenant shall be discontinued.

         19. Landlord reserves the right to make such inspections of the Premises at such reasonable times as may be appropriate at Landlord's discretion to assure itself that Tenant's use of the Premises is not in violation of or likely to violate any of these Rules and Regulations.

         20. Tenant shall further abide by those additional rules, regulations, and restrictions as Landlord may make generally applicable from time to time to the Development. Landlord reserves the right to waive any rule or regulation on behalf of Tenant or any other tenant of the Development and the exercise of such right shall not affect the applicability to Tenant of any rule or regulation not waived specifically on behalf of Tenant.